UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

2021 INVESTOR DAY Virtual Webcast / 03.03.212021 INVESTOR DAY Virtual Webcast / 03.03.21

CAUTIONARY STATEMENT FORWARD-LOOKING STATEMENTS. Outlooks; projections; goals; estimates; discussions of earnings, cash flow, margins, and resource potential; descriptions of strategic plans and objectives; planned capital and cash operating expense reductions and the ability to meet or exceed announced reduction objectives; plans to reduce future emissions intensity and the expected resulting absolute emissions reductions; emission profiles of future developments; carbon capture results and the impact of operational and technology efforts; future business markets like carbon capture or hydrogen; the impacts of the COVID-19 pandemic and corresponding market impacts on ExxonMobil’s businesses and results; price and market recoveries; energy market evolution; recovery and production rates; rates of return; drilling programs and improvements; asset sales; reserve and resource additions; proved reserves and other resource volumes; development plans; future distributions; asset carrying values and any increases or impairments; integration benefits; and other statements of future events or conditions in this presentation or the subsequent discussion period are forward-looking statements. Actual future results could differ materially due to a number of factors. These include global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil, gas, petroleum, petrochemicals and feedstocks; company actions to protect the health and safety of employees, vendors, customers, and communities; the ability to access short- and long-term debt markets on a timely and affordable basis; the severity, length and ultimate impact of COVID-19 and government responses on people and economies; global population and economic growth; reservoir performance and depletion rates; the outcome of exploration projects and the timely completion of development and construction projects; regional differences in product concentration and demand; war, trade agreements, shipping blockades or harassment and other political, public health or security concerns; changes in law, taxes or regulation, including environmental regulations, taxes, political sanctions and international treaties; the timely granting or freeze, suspension or revocation of government permits; the resolution of contingencies and uncertain tax positions; the impact of fiscal and commercial terms and the outcome of commercial negotiations; feasibility and timing for regulatory approval of potential investments or divestments; the actions of competitors and preferences of customers; the capture of efficiencies between business lines; unexpected technological developments; general economic conditions, including the occurrence and duration of economic recessions; unforeseen technical or operating difficulties; the ability to bring new technologies to commercial scale on a cost- competitive basis, including large-scale hydraulic fracturing projects and carbon capture projects; and other factors discussed here, in Item 1A. Risk Factors in our Form 10-K for the year ended December 31, 2020 and under the heading Factors Affecting Future Results on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. The forward-looking statements and dates used in this presentation are based on management’s good faith plans and objectives as of the March 3, 2021 date of this presentation, unless otherwise stated. We assume no duty to update these statements as of any future date and neither future distribution of this material nor the continued availability of this material in archive form on our website should be deemed to constitute an update or re-affirmation of these figures as of any future date. Any future update of these figures will be provided only through a public disclosure indicating that fact. SUPPLEMENTAL INFORMATION. See the Supplemental Information included on pages 64 through 74 of this presentation for additional important information required by Regulation G for non-GAAP measures or that the company considers is useful to investors as well as definitions of terms used in the materials, including future earnings, cash flow, margins, ROCE, returns, rate of return, addressable markets, available cash from operations, operating cash flow, cash operating expenses, net cash margin, free cash, free cash flow, and resource potential. Supplemental Information also includes information on the assumptions used in these materials, including assumptions on future crude oil prices and product margins used to develop outlooks regarding future potential outcomes of current management plans. 2CAUTIONARY STATEMENT FORWARD-LOOKING STATEMENTS. Outlooks; projections; goals; estimates; discussions of earnings, cash flow, margins, and resource potential; descriptions of strategic plans and objectives; planned capital and cash operating expense reductions and the ability to meet or exceed announced reduction objectives; plans to reduce future emissions intensity and the expected resulting absolute emissions reductions; emission profiles of future developments; carbon capture results and the impact of operational and technology efforts; future business markets like carbon capture or hydrogen; the impacts of the COVID-19 pandemic and corresponding market impacts on ExxonMobil’s businesses and results; price and market recoveries; energy market evolution; recovery and production rates; rates of return; drilling programs and improvements; asset sales; reserve and resource additions; proved reserves and other resource volumes; development plans; future distributions; asset carrying values and any increases or impairments; integration benefits; and other statements of future events or conditions in this presentation or the subsequent discussion period are forward-looking statements. Actual future results could differ materially due to a number of factors. These include global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil, gas, petroleum, petrochemicals and feedstocks; company actions to protect the health and safety of employees, vendors, customers, and communities; the ability to access short- and long-term debt markets on a timely and affordable basis; the severity, length and ultimate impact of COVID-19 and government responses on people and economies; global population and economic growth; reservoir performance and depletion rates; the outcome of exploration projects and the timely completion of development and construction projects; regional differences in product concentration and demand; war, trade agreements, shipping blockades or harassment and other political, public health or security concerns; changes in law, taxes or regulation, including environmental regulations, taxes, political sanctions and international treaties; the timely granting or freeze, suspension or revocation of government permits; the resolution of contingencies and uncertain tax positions; the impact of fiscal and commercial terms and the outcome of commercial negotiations; feasibility and timing for regulatory approval of potential investments or divestments; the actions of competitors and preferences of customers; the capture of efficiencies between business lines; unexpected technological developments; general economic conditions, including the occurrence and duration of economic recessions; unforeseen technical or operating difficulties; the ability to bring new technologies to commercial scale on a cost- competitive basis, including large-scale hydraulic fracturing projects and carbon capture projects; and other factors discussed here, in Item 1A. Risk Factors in our Form 10-K for the year ended December 31, 2020 and under the heading Factors Affecting Future Results on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. The forward-looking statements and dates used in this presentation are based on management’s good faith plans and objectives as of the March 3, 2021 date of this presentation, unless otherwise stated. We assume no duty to update these statements as of any future date and neither future distribution of this material nor the continued availability of this material in archive form on our website should be deemed to constitute an update or re-affirmation of these figures as of any future date. Any future update of these figures will be provided only through a public disclosure indicating that fact. SUPPLEMENTAL INFORMATION. See the Supplemental Information included on pages 64 through 74 of this presentation for additional important information required by Regulation G for non-GAAP measures or that the company considers is useful to investors as well as definitions of terms used in the materials, including future earnings, cash flow, margins, ROCE, returns, rate of return, addressable markets, available cash from operations, operating cash flow, cash operating expenses, net cash margin, free cash, free cash flow, and resource potential. Supplemental Information also includes information on the assumptions used in these materials, including assumptions on future crude oil prices and product margins used to develop outlooks regarding future potential outcomes of current management plans. 2

AGENDA • Welcome Stephen Littleton Vice President, Investor Relations and Secretary • Growing shareholder value Darren Woods Chairman of the Board and Chief Executive Officer in a lower-carbon future • Upstream Neil Chapman Senior Vice President • Downstream and Chemical Jack Williams Senior Vice President • Financial plan Andrew Swiger Senior Vice President • Closing Darren Woods Chairman of the Board and Chief Executive Officer 3AGENDA • Welcome Stephen Littleton Vice President, Investor Relations and Secretary • Growing shareholder value Darren Woods Chairman of the Board and Chief Executive Officer in a lower-carbon future • Upstream Neil Chapman Senior Vice President • Downstream and Chemical Jack Williams Senior Vice President • Financial plan Andrew Swiger Senior Vice President • Closing Darren Woods Chairman of the Board and Chief Executive Officer 3

2021 INVESTOR DAY 2021 INVESTOR DAY

2020 PERSPECTIVE Delivered on commitments in a challenging environment while preserving long-term value • Managed global operations to supply essential energy and products with best-ever safety and reliability performance • Improved cash Opex by more than 15 percent with $3 billion of structural savings versus 2019 • Reduced capital investments by more than 30 percent while maintaining advantages and project value • Achieved 2020 emission-reduction goals and established new 2025 plans consistent with the goals of the Paris Agreement • Advanced key projects and achieved operational milestones in Guyana and the Permian Basin 52020 PERSPECTIVE Delivered on commitments in a challenging environment while preserving long-term value • Managed global operations to supply essential energy and products with best-ever safety and reliability performance • Improved cash Opex by more than 15 percent with $3 billion of structural savings versus 2019 • Reduced capital investments by more than 30 percent while maintaining advantages and project value • Achieved 2020 emission-reduction goals and established new 2025 plans consistent with the goals of the Paris Agreement • Advanced key projects and achieved operational milestones in Guyana and the Permian Basin 5

GROWING LONG-TERM SHAREHOLDER VALUE Progressing actions to highgrade portfolio and improve earnings and cash flow • Committed to delivering sustainable shareholder value • Competitively advantaged assets and investments drive strong cash flow to sustain dividend, reduce debt, and invest in the future • Significant structural cost savings and flexible Capex resilient to price cycles • Focused on industry-leading safety, reliability, and environmental performance; executing plans to deliver aggressive 2025 emission reductions • Strategy leverages experience and competitive advantages to deliver value while transitioning to a lower-carbon future, consistent with the goals of the Paris Agreement See Supplemental Information for definitions. 6GROWING LONG-TERM SHAREHOLDER VALUE Progressing actions to highgrade portfolio and improve earnings and cash flow • Committed to delivering sustainable shareholder value • Competitively advantaged assets and investments drive strong cash flow to sustain dividend, reduce debt, and invest in the future • Significant structural cost savings and flexible Capex resilient to price cycles • Focused on industry-leading safety, reliability, and environmental performance; executing plans to deliver aggressive 2025 emission reductions • Strategy leverages experience and competitive advantages to deliver value while transitioning to a lower-carbon future, consistent with the goals of the Paris Agreement See Supplemental Information for definitions. 6

GROWING SHAREHOLDER VALUE IN A LOWER-CARBON FUTUREGROWING SHAREHOLDER VALUE IN A LOWER-CARBON FUTURE

IPCC EXPECTS A DIVERSE ENERGY MIX IN ACHIEVING 2°C

Multiple potential pathways to 2°C lead to wide range of projections



2040 ENERGY MIX IN IPCC LOWER 2°C SCENARIOS
Quadrillion BTUs (Quads)
High
IPCC 2040 Lower 2°C energy demand range
Low
Wind/Solar
Bioenergy
Other
Coal
Oil / Natural gas
19%
Low-carbon energy demand grows
44%
55%
Oil & Natural gas still integral
48%
Wind
Solar
Bioenergy
Other
Coal
Oil / Natural gas
IEA 2019 total energy demand
IPCC 2040 average estimated demand

Source: (left) IEA World Energy Outlook 2020; (right) IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios. See Supplemental Information for definitions.

- Substantial efficiency gains needed to offset population and economic growth
- Significant growth in low-carbon energy
- Oil and natural gas remain essential

8

IPCC OIL & GAS DEMAND DRIVEN BY ECONOMIC GROWTH

Hard-to-decarbonize sectors meet demands from increasing population and growing prosperity

GLOBAL ENERGY DEMAND IN IPCC LOWER 2°C SCENARIOS
Quads



Wind
Solar
Bioenergy
Other
Coal
Natural gas
Oil
Fuel 21%
Other 20%
Industrial
Feed 13%
Power Generation 22%
24% Commercial Transport
IPCC 2040
average estimated demand

- 80% of demand for oil and natural gas driven by three sectors
- Natural gas into **power generation** and **industrial** furnaces
- Oil required as **industrial** feedstock for consumer goods
- Oil / distillate for **commercial transport**

Source: IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios and ExxonMobil analysis.
See Supplemental Information for definitions.

9

REDUCING EMISSIONS **REQUIRES INNOVATION**

Available alternatives do not fully meet sector needs

POWER GENERATION
Need: 24/7 on-demand electricity


Oil and Gas
Coal
Nuclear
Other renewables (e.g. hydro, geo)
Solar
Wind
IPCC 2040

TRANSPORTATION
Need: rapid refueling of energy-dense fuels


Electricity
Bioenergy
Other
Oil and Gas
IPCC 2040

INDUSTRIAL
Need: fuel for high-temperature processes


Electricity
Oil and Gas
Coal
Other
IPCC 2040

	Power Generation	Transportation	Industrial
Limits of alternatives	Solar / wind limited in poor resource areas and by intermittency	Battery weight and long charging time	Temperature intensity required for heavy manufacturing
Innovations required	• Lower-cost CCS and hydrogen • Battery energy-density breakthroughs	• Lower-cost biofuels and hydrogen • Battery energy-density breakthroughs	• Lower-cost CCS and hydrogen • Less energy-intensive processes

Source: IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios and ExxonMobil analysis of IPCC Fifth Assessment Report and Special Report 1.5.

10

EXXONMOBIL INNOVATIONS TO REDUCE EMISSIONS Focused on solutions for hard-to-decarbonize sectors TODAY TOMORROW • Switching coal to natural gas POWER • Cogeneration• Fuel cells for lower-cost CCS and hydrogen GENERATION • Lubricants for wind turbines • Fuels and lubricants to improve fuel COMMERCIAL efficiency TRANSPORT • Biofuels blending and distribution• Advanced biofuels long-haul trucks, • Lightweight plastics to improve vehicle aviation, marine efficiency • New materials with lower-emission • Fuel cells for lower-cost CCS and hydrogen INDUSTRIAL footprint • Less energy-intense manufacturing steel, cement, • Energy-efficient process redesign textiles, plastics processes • Carbon capture 11EXXONMOBIL INNOVATIONS TO REDUCE EMISSIONS Focused on solutions for hard-to-decarbonize sectors TODAY TOMORROW • Switching coal to natural gas POWER • Cogeneration• Fuel cells for lower-cost CCS and hydrogen GENERATION • Lubricants for wind turbines • Fuels and lubricants to improve fuel COMMERCIAL efficiency TRANSPORT • Biofuels blending and distribution• Advanced biofuels long-haul trucks, • Lightweight plastics to improve vehicle aviation, marine efficiency • New materials with lower-emission • Fuel cells for lower-cost CCS and hydrogen INDUSTRIAL footprint • Less energy-intense manufacturing steel, cement, • Energy-efficient process redesign textiles, plastics processes • Carbon capture 11

PROVEN RECORD IN ADVANCING LOW-CARBON TECHNOLOGIES

Focused on solutions aligned with competitive strengths and experience



LaBarge plant
Sleipner offshore field
Qatar
LaBarge expansion
LaBarge expansion
Controlled Freeze Zone™ commercial demonstration
Qatar
Gorgon
CCS Venture created
Low-emission Fuels Venture created
Low Carbon Solutions created
COMMERCIALIZATION
1986
2000
2010
2020
R&D COLLABORATIONS
Stanford Global Climate & Energy Project
GCEP
Georgia Tech
Algae biofuels
SYNTHETIC GENOMICS
CCS process
TDA
Energy Centers
Cellulosic biodiesel
CLARIANT
genomatica
Fuel cells
fuelcellenergy
Direct air capture
Global Thermostat
Strategic alliance
IBM
U.S. DOE / National labs
MITei
2014
EFFILIATES
2015
TEXAS
2016
SINGAPORE ENERGY CENTRE
2018
Stanford Strategic Energy Alliance
2018
Carbon capture and storage (CCS)
Low-emissions fuels
Low-carbon technologies

12

SIGNIFICANT VALUE IN GROWING MARKETS

ExxonMobil well positioned to capitalize across value chains through 2040 and beyond

Production → **Manufacturing** — Total Addressable Market: 2040[1] → **Markets / Sectors**

Oil and Natural gas[3]
48% of energy mix
5-7% depletion per year

Manufacturing	Total Addressable Market: 2040[1]	Markets / Sectors
Fuels	~$6T	Transport, Power gen, Industrial
Biofuels	~$400B	Transport
Hydrogen	~$1T	Transport, Power gen, Industrial
Chemicals	~$4T	Infrastructure, Goods/products

CO_2

Carbon Capture: ~$2T
Grows ~35% per year[1]
Mitigates 15% of emissions[2]

CO_2 → **Storage**

Carbon → **Utilization** Carbon to products

See Supplemental Information for footnotes.

13

POSITIONED TO SUCCEED IN CARBON CAPTURE

Leveraging position as the global CCS leader in a ~$2 trillion addressable market by 2040

TOTAL CO_2 CAPTURE[1]
Million tonnes



2020
2030
2040

~$2 trillion addressable market
~35% projected growth per year

- Leverages history and experience at scale
  - #1 in the world for CO_2 capture; 9 Mta capacity[2]
  - #2 in the world for CO_2 pipelines[3]
  - #2 in the world for CO_2 geologic storage[4]
- Consistent with core capabilities and advantages
  - Subsurface and reservoir expertise
  - Project development and execution
  - Responsible and efficient operations
- Advancing plans for >20 new CCS opportunities

Source: IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios.
See Supplemental Information for footnotes.

14

IMPROVING ENVIRONMENT FOR CCS DEPLOYMENT

Increasing government and market recognition of CCS importance

Policy support is growing



Africa
Asia Pacific
North America
Europe
Europe
2011-2015
2016-2020

NEW CCS POLICIES INTRODUCED

Source: IEA Policies Database (as of Feb 24, 2021).

Technology for hard-to-abate sectors is underfunded



%
100
50
0
Buildings
Transport
Industrial
Power generation
68%
$20 billion annual
19%
Global emissions 2017
Climate tech venture funding 2013-2019

EMISSIONS AND VENTURE FUNDING

Source: Emissions from ExxonMobil 2019 Outlook for Energy. Venture funding based on ExxonMobil analysis of IEA (2020), Energy Technology Perspectives 2020, IEA, Paris https://www.iea.org/reports/energy-technology-perspectives-2020 and PwC The State of Climate Tech 2020.

Offsets market >$200 billion potential by 2040



Billion USD per year
800
400
0
100 $/T cost
30 $/T cost
2030
2040

OFFSETS MARKET

Source: ExxonMobil analysis of "The Economic Potential of Article 6 of the Paris Agreement and Implementation Challenges", IETA, University of Maryland and CPLC. Washington, D.C. License: Creative Commons Attribution CC BY 3.0 IGO.

15

CCS MORE COST EFFECTIVE THAN OTHER TECHNOLOGIES

Cost of CCS is well below many carbon reduction policies

CCS COSTS FOR MITIGATING INDUSTRIAL EMISSIONS[1,2]
$/tonne CO_2 for conventional technology



450
200
100
0
U.S. EV Tax Credit (2020)
IPCC Carbon Price (2040) for Lower 2°C Scenarios
California Low Carbon Fuel Credit (2020)
U.S. 45Q Tax Credit (2026)
Natural gas production
Hydrogen plant
Steel / iron plant
Industrial furnace

- Two-thirds of emissions from point sources conducive to CCS[3]
- Mitigates emissions at costs below policy support in other sectors
- Costs well below average carbon price projected in IPCC Lower 2°C
  - Projected to reduce cost of 2°C by >50%[4]
- Potential to generate tradeable carbon offsets

Source: National Petroleum Council report: A Roadmap to At-Scale Deployment of Carbon Capture, Use, and Storage (2019).
See Supplemental Information for footnotes and definitions.

16

EXXONMOBIL RESEARCH TO FURTHER REDUCE CCS COSTS

Targeting one-third lower cost by 2030

COST OF CCS
$/tonne CO_2


Current CCS technology
Fuel cell concept
Other R&D
Transport & storage
Objective

- >10 years of CCS-related R&D
- R&D focused on effectiveness and efficiency improvements
  - Advanced materials for improved capture and concentration
  - Design optimized for capital efficiency
- Fuel cell technology concept delivers step-change in cost
  - Same emissions reduction with less energy
  - Opportunity to co-produce hydrogen or power
- Deploying technology key to experience curve and lower cost

Source: ExxonMobil analysis of potential cost reduction for large scale natural gas combined cycle power generation.

17

POSITIONED TO SUCCEED IN HYDROGEN

Leveraging position as a global leader in a ~$1 trillion addressable market by 2040



GLOBAL ENERGY DEMAND SUPPLIED BY HYDROGEN[1]
Quads
2020
2030
2040

~$1 trillion addressable market
~30% projected growth per year

- Hydrogen can decarbonize hard-to-abate sectors
  - Transportation (60%), power and buildings (20%), and industry (20%)[2]
- Producing 1.3 Mta and advancing technology to produce low-carbon hydrogen at scale
- Low-carbon hydrogen from natural gas with CCS has cost and scale advantages versus alternatives
- Developing Rotterdam hydrogen project to demonstrate fuel cell CCS technology

Source: IAMC 1.5°C Scenario Explorer and Data, ExxonMobil analysis of IPCC Lower 2°C scenarios.
See Supplemental Information for footnotes.

18

REDUCING EMISSIONS CONSISTENT WITH GOALS OF PARIS Plans provide affordable and reliable energy while minimizing environmental impacts 1,2,3 EXXONMOBIL AND SOCIETY’S EMISSIONS Percent reduction versus 2016 1 Society’s emissions 0.9 Paris submissions (estimated 2016 Nationally Determined Contributions) 0% 0.8 ExxonMobil GHG emissions 0.7 -25% 0.6 0.5 -50% 0.4 0.3 -75% 0.2 0.1 Hypothetical Hypothetical 1.5°C pathway 2°C pathway Net -100% 0 zero 2016 2015 2030 2045 2060 2075 See Supplemental Information for footnotes. 19REDUCING EMISSIONS CONSISTENT WITH GOALS OF PARIS Plans provide affordable and reliable energy while minimizing environmental impacts 1,2,3 EXXONMOBIL AND SOCIETY’S EMISSIONS Percent reduction versus 2016 1 Society’s emissions 0.9 Paris submissions (estimated 2016 Nationally Determined Contributions) 0% 0.8 ExxonMobil GHG emissions 0.7 -25% 0.6 0.5 -50% 0.4 0.3 -75% 0.2 0.1 Hypothetical Hypothetical 1.5°C pathway 2°C pathway Net -100% 0 zero 2016 2015 2030 2045 2060 2075 See Supplemental Information for footnotes. 19

POSITIONED FOR A LOWER-CARBON FUTURE

Leveraging capabilities and expertise to reduce emissions and deliver value

Low Carbon

Solutions

new business to advance commercial CCS opportunities and deploy technologies

Research, develop, commercialize

>$13 Billion[1]

lower-emission solutions: CCS / hydrogen, biofuels, cogeneration, and efficiency

Operated GHG emissions

-6% since 2016

absolute emissions have declined since start of the Paris Agreement[2]

Announced reduction plans to

2025

absolute Upstream GHG emissions to drop by ~30%, methane & flaring 40-50%[3]

Support the goals of

Paris Agreement

engaging in climate-related policy, including carbon pricing

Global CCS leader

40%

of all CO_2 captured, equivalent to planting ~2 billion trees[4]

Hydrogen produced

1.3 Mta

developing technology to produce low-carbon H_2 with CCS at scale

Renewables in operations (600MW)

#2 All-time buyer

of wind / solar power among Oil and Gas; top 5% across all corporates[5]

See Supplemental Information for footnotes.

20

OIL AND GAS INVESTMENT NEEDED TO MEET DEMAND

New supply required to offset depletion

GLOBAL ENERGY DEMAND IN IPCC LOWER 2°C SCENARIOS
Quads



525
350
175
0
Wind
Solar
Bioenergy
Other
Coal
Natural gas
Oil
48%
IPCC 2040
average estimated demand

GLOBAL OIL SUPPLY AND DEMAND
Mbd



120
80
40
0
2019
2040
IEA STEPS demand
High demand
Average demand based on IPCC Lower 2°C scenarios
Low demand
New supply required
Decline without investment: ~7% per year

- Oil and natural gas remain essential
- $12 trillion of investment needed by 2040 in 2°C[1]

Source: (left) IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios; (right) Excludes biofuels. IHS, IEA, ExxonMobil analysis of IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios.
See Supplemental Information for footnotes and definitions.

21

INDUSTRY-LEADING ASSETS AND INVESTMENT PORTFOLIO

Responsibly meeting the continued demand for oil and gas

Operational excellence

<0.02 LTIR[1]

best-ever workforce safety and reliability performance in 2020

Cash Opex

$6 billion

in structural efficiencies by year-end 2023 versus 2019

Capital flexibility

~$35 /bbl

to maintain dividend at 10-year average downstream and chemical margins in 2025[2,3]

Upstream

~90%

of 2021-2025 investments have cost-of-supply ≤$35/bbl[4]

Downstream

30%

improvement in net cash margin driven primarily by conversion projects at advantaged sites[5]

Chemical

60%

growth in high-value performance products by 2027 from major projects

See Supplemental Information for footnotes and definitions.

22

UPSTREAMUPSTREAM

UPSTREAM **STRATEGY RECONNECT**

2020 update

Strengthening portfolio competitiveness	• Reduced 2020 cash Opex by 18% versus 2019 • Deferred 2020-25 investments of ~$50 billion; value deferred with delayed implementation • ~90% of 2021-25 Upstream investments have cost-of-supply ≤$35/bbl[1] • Finalizing >$1 billion North Sea divestment;[2] 10 assets in market
Robust pipeline of future developments	• Three new Guyana discoveries; total resource ~9 Boeb • Focused exploration on industry-leading basins in Guyana-Suriname and Brazil
Reducing emissions consistent with goals of the Paris Agreement	• Met 15% methane and 25% flare reduction goals • Established plans to: – Reduce methane intensity by 40-50% and flaring intensity by 35-45% by 2025[3] – Eliminate routine flaring in Upstream operations by 2030

See Supplemental Information for footnotes and definitions.

24

INDUSTRY-LEADING **INVESTMENTS**

Upstream capital program prioritizing low cost-of-supply opportunities

UPSTREAM INVESTMENTS[1]
Brent $/bbl required to generate the cost-of-supply plus 10% return



45
30
15
0
$40/bbl Brent
2021–2025 Cumulative Capex

- Industry-leading investments focus on highest-return, lowest cost-of-supply opportunities
- Developing projects at less than $40/bbl cost-of-supply
- ~90% of Upstream investments generate >10% returns at ≤$35/bbl
- Average return of 32% at third-party price outlooks[2]

See Supplemental Information for footnotes and definitions.

25

HIGH-RETURN INVESTMENTS GUYANA Industry’s largest oil-play discovered in the past decade GHG intensity Exploration Resource Production ~80% >45% lower ~9 Boeb >750 Kbd success rate with 18 than Upstream average in including three additional by 2026 1 2025; zero routine flaring discoveries discoveries in 2020 by 2030 Cash flow High return Highly resilient Community support ~$3.5 billion >20% >10% >2,000 2,3 3 of operating cash flow in rate of return return at <$35/bbl Guyanese supporting 2 2025 developments 2 Potential assuming $50/bbl Brent price adjusted for inflation from 2021. 26 See Supplemental Information for footnotes and definitions.HIGH-RETURN INVESTMENTS GUYANA Industry’s largest oil-play discovered in the past decade GHG intensity Exploration Resource Production ~80% >45% lower ~9 Boeb >750 Kbd success rate with 18 than Upstream average in including three additional by 2026 1 2025; zero routine flaring discoveries discoveries in 2020 by 2030 Cash flow High return Highly resilient Community support ~$3.5 billion >20% >10% >2,000 2,3 3 of operating cash flow in rate of return return at <$35/bbl Guyanese supporting 2 2025 developments 2 Potential assuming $50/bbl Brent price adjusted for inflation from 2021. 26 See Supplemental Information for footnotes and definitions.

HIGH-RETURN INVESTMENTS GUYANA

Maintaining aggressive development schedule of low cost-of-supply resource


DISCOVERED RESOURCE
Boeb
9
6
3
0
Future FPSOs
Yellowtail, FPSO 5 & 6
Liza Ph 1, Liza Ph 2, and Payara
CAPACITY
Kbd
1,000
500
0
2020
2022
2024
2025
2026
2027
FPSO 6
FPSO 5
Yellowtail
Payara
Liza Ph 2
Liza Ph 1

- Liza Phase 1 achieved nameplate capacity
- Liza Phase 2 on schedule for start-up in 2022
  - 2H21 arrival in Guyanese waters
- Payara FID in 2020, start-up in 2024
  - Begin topside installation in 1H22
- Sixth FPSO producing by 2027
- Capturing capital efficiencies through "design one, build many" approach

See Supplemental Information for definitions.

27

HIGH-RETURN INVESTMENTS **GUYANA**

Exploration success increasing value of developments



~100 MILES
Payara/Liza
Mako/Uaru
Yellowtail/Redtail
Longtail/Turbot
Haimara
NW
SE
Penetrated reservoirs
Seismic signature



Kaieteur
Canje
Block 59
Stabroek
275 MILES
Block 52
GUYANA
SURINAME
Stabroek
Pacora
Payara
Koebi
Uaru
Whiptail
Liza Deep
Redtail
Liza
Yellowtail
Mako
Snoek
Tripletail
Hammerhead
Uaru-2
Longtail
Yellowtail-2
Turbot
Tilapia
Longtail 2 & 3
SURVEY AREA
Haimara
Pluma
ExxonMobil interests
Discoveries
2021 wells

See Supplemental Information for definitions.

Stabroek

- Size and quality of resource enables:
  - Highly capital-efficient development
  - Extended production plateaus through facilities integration
  - Unmatched flexibility and optionality potential
- Significant additional resource potential
  - New discoveries beneath previously identified resource
  - Anticipate 10 exploration and appraisal wells in 2021 including Koebi and Whiptail

Largest operated position in Guyana-Suriname Basin

- Total basin potential more than 2x discovered resource
- Began testing play extensions in 2020-2021
  - Quality reservoirs and hydrocarbons identified in first wells in Canje, Kaieteur, and Suriname

28

HIGH-RETURN INVESTMENTS PERMIAN

Demonstrated ability to leverage short-cycle flexibility

Resource

~10 Boeb[1]

with more than 70% liquids

Production

~700 Koebd

net by 2025

GHG intensity

~50% lower

in 2025 versus 2016 for the Unconventional portfolio[2]

Unique technology brings upside

>40% NPV

increase from cube developments[3]

Cash flow

>$4 billion

of operating cash flow in 2025[4]

Highly resilient

>10%

return at <$35/bbl[5]

Free cash

Positive

achieved 4Q20 with performance and flexible development[6]

Industry-leading

Recovery

for Poker Lake in the Delaware Basin

[4] Potential assuming $50/bbl Brent price adjusted for inflation from 2021.
See Supplemental Information for footnotes and definitions.

29

HIGH-RETURN INVESTMENTS PERMIAN Leveraging unique competitive advantages HYDROCARBON DENSITY MAP 1 • World-class resource base of ~10 Boeb − >70% higher-margin liquids Delaware • Development plans leverage unique set of Basin competitive advantages: Midland − Large contiguous acreage position Basin ExxonMobil − Subsurface understanding acreage − Drilling and completion capability EDDY MARTIN − Demonstrated success in large-scale project execution COUNTY COUNTY • Competitive advantages are key to achieving double- MIDLAND 40 55 COUNTY miles miles digit returns at <$35/bbl − Improved capital efficiency Poker − Lower operating cost Lake − Higher resource recovery 25 miles 31 miles See Supplemental Information for footnotes and definitions. 30HIGH-RETURN INVESTMENTS PERMIAN Leveraging unique competitive advantages HYDROCARBON DENSITY MAP 1 • World-class resource base of ~10 Boeb − >70% higher-margin liquids Delaware • Development plans leverage unique set of Basin competitive advantages: Midland − Large contiguous acreage position Basin ExxonMobil − Subsurface understanding acreage − Drilling and completion capability EDDY MARTIN − Demonstrated success in large-scale project execution COUNTY COUNTY • Competitive advantages are key to achieving double- MIDLAND 40 55 COUNTY miles miles digit returns at <$35/bbl − Improved capital efficiency Poker − Lower operating cost Lake − Higher resource recovery 25 miles 31 miles See Supplemental Information for footnotes and definitions. 30

HIGH-RETURN INVESTMENTS PERMIAN Unique Poker Lake development: >2.5 Boeb net resource, >65 thousand contiguous acres POKER LAKE UNIT • Largest contiguous development in the Permian Compression and pumps − Scale is key to lower cost and capital efficiency Separation and local storage Well pads • Multi-well pad corridor design provides: − Advantaged drilling and completion costs − More efficient utilization of surface facilities Central − Lower operating and maintenance cost processing facility • Leveraging cube development to deliver 40% higher 1 net present value versus alternatives − Cube performance in line with expectations • Started up major low-cost gathering and separation facility in 2020 − Central processing facility See Supplemental Information for footnotes and definitions. 31HIGH-RETURN INVESTMENTS PERMIAN Unique Poker Lake development: >2.5 Boeb net resource, >65 thousand contiguous acres POKER LAKE UNIT • Largest contiguous development in the Permian Compression and pumps − Scale is key to lower cost and capital efficiency Separation and local storage Well pads • Multi-well pad corridor design provides: − Advantaged drilling and completion costs − More efficient utilization of surface facilities Central − Lower operating and maintenance cost processing facility • Leveraging cube development to deliver 40% higher 1 net present value versus alternatives − Cube performance in line with expectations • Started up major low-cost gathering and separation facility in 2020 − Central processing facility See Supplemental Information for footnotes and definitions. 31

HIGH-RETURN INVESTMENTS **PERMIAN**

Exceeding operating performance plans in the Delaware Basin


DAILY DRILLING LATERAL FEET[1]
170%
70%
>50% Improvement
FRAC STAGES PER DAY
240%
70%
>100% Improvement
DRILLING AND COMPLETION COSTS[2]
100%
0%
40% Improvement
2018
2019
2020
LEASE OPERATING EXPENSES[3]
100%
0%
>35% Improvement
2018
2019
2020

- Industry-leading drilling achievements
  - Fastest 2-mile Upper Wolfcamp (758 lat. ft/day)
  - Fastest Lower Wolfcamp (495 lat. ft/day)
- Technology advancements and manufacturing methodology driving frac improvements
- Step-change improvement in drilling and completion
  - Optimizing overall value (cost versus duration)
- 2020 cost improvements sustainable
  - ~2/3 efficiency and performance gains
  - ~1/3 market pricing

Data indexed to 2018. See Supplemental Information for footnotes.

32

HIGH-RETURN INVESTMENTS PERMIAN >15% increase in resource recovery versus 2018 Achieving industry-leading well performance in Poker Lake 1 DELAWARE AVERAGE WELL OIL PRODUCTION RATES (365 DAYS) DELAWARE AVERAGE WELL CUMULATIVE OIL PRODUCTION Bbl/d Kbbl 300 700 2020 2019 2018 0 0 Poker ExxonMobil 6 0 12 Lake Months Source: ExxonMobil analysis Source: Peer range - IHS Markit; ExxonMobil - ExxonMobil analysis See Supplemental Information for footnotes and definitions. 33HIGH-RETURN INVESTMENTS PERMIAN >15% increase in resource recovery versus 2018 Achieving industry-leading well performance in Poker Lake 1 DELAWARE AVERAGE WELL OIL PRODUCTION RATES (365 DAYS) DELAWARE AVERAGE WELL CUMULATIVE OIL PRODUCTION Bbl/d Kbbl 300 700 2020 2019 2018 0 0 Poker ExxonMobil 6 0 12 Lake Months Source: ExxonMobil analysis Source: Peer range - IHS Markit; ExxonMobil - ExxonMobil analysis See Supplemental Information for footnotes and definitions. 33

HIGH-RETURN INVESTMENTS **PERMIAN**

Flexible development with options to reduce spend as market changes


PRODUCTION
Koebd net
800
400
0
2020
2021
2025
~$60/bbl
Production range
~$50/bbl

- Pace of investment set by objective to:
  - Maintain positive free cash
  - Deliver industry-leading capital efficiency
  - Achieve double-digit returns at <$35/bbl
  - Strengthen balance sheet
- Prioritizing highest-quality core opportunities
- 2021 production outlook ~400 Koebd
  - 7-10 rigs, 5-7 frac crews
- Longer-term outlook of ~700 Koebd by 2025
  - Flexibility across state and federal acreage
- Unique technology program brings significant upside to current planning basis

See Supplemental Information for definitions.

34

HIGH-RETURN INVESTMENTS BRAZIL BACALHAU Expanding portfolio of low cost-of-supply deepwater developments GHG intensity Capacity Resource >65% lower 220 Kbd ~1 Boeb 1 than Upstream average in 2025 with start-up in 2024 for Phase 1 Cash flow Highly resilient High return ~$1 billion >10% >15% 2 3 2,3 of operating cash flow in 2025 return at <$35/bbl rate of return 2 Potential assuming $50/bbl Brent price adjusted for inflation from 2021. 35 See Supplemental Information for footnotes and definitions.HIGH-RETURN INVESTMENTS BRAZIL BACALHAU Expanding portfolio of low cost-of-supply deepwater developments GHG intensity Capacity Resource >65% lower 220 Kbd ~1 Boeb 1 than Upstream average in 2025 with start-up in 2024 for Phase 1 Cash flow Highly resilient High return ~$1 billion >10% >15% 2 3 2,3 of operating cash flow in 2025 return at <$35/bbl rate of return 2 Potential assuming $50/bbl Brent price adjusted for inflation from 2021. 35 See Supplemental Information for footnotes and definitions.

HIGH-POTENTIAL **BRAZIL EXPLORATION**

Leading position in one of the most prolific offshore basins in the world


BRAZIL
Atlantic Ocean
BRAZIL
Sergipe Basin
Campos Basin
Santos Basin
ExxonMobil interests
2021 wells
2020 wells
Cutthroat-1
Mairare-1*
Urissane-1*
Naru-1*
Yba-1*
Opal-1
Tita-1
Araucaria-1*
*Petrobras operated

- Second largest IOC acreage position[1]
  - 2.6 million net acres
  - Operate more than 60%
- Multiple prospects averaging >1 Boeb of recoverable resource
- Three wells drilled
  - Results confirm working hydrocarbon system in outer basins
  - Integrating results to guide future drilling
- Plan to drill up to five wells in 2021; ~$200 million total cost[2]

See Supplemental Information for footnotes and definitions.

36

RESILIENT **LNG PORTFOLIO**

Diverse pipeline of low cost-of-supply developments

Growing sales

26 Mta in 2025

~10% net sales increase versus 2020

GHG intensity

1st quartile

operated performance[1]

Cash flow

~$5 billion

of operating cash flow in 2025;[2] ~$4 billion in 2020

Highly resilient

>10%

return at <$5/Mbtu[3]

Development status

- Mozambique: Coral FLNG, 3.4 Mta, start-up in 2022
- Mozambique: Rovuma, 15 Mta
  - Capital efficient from scale of 85 TCF Area 4 resource
  - Pursuing synergies with Area 1
- Golden Pass: 16 Mta, start-up in 2024
  - Capital-efficient import terminal conversion
  - Atlantic Basin supply point providing logistics optimization and customer supply diversity
- PNG: Papua, 5 Mta
  - Capital efficient leveraging current facilities
  - Continuing development optimization

[2] Potential assuming $50/bbl Brent price adjusted for inflation from 2021.
See Supplemental Information for footnotes and definitions.

37

UPSTREAM **VOLUMES OUTLOOK**

Focused on increasing value; flexible to adjust to market



PRODUCTION
Koebd net
4,000
2,000
0
2021
2025
Volumes associated with post 2020 start-ups
Returns >10% at <$40/bbl[1]

- Strategy driven by improving portfolio competitiveness
  - Focusing on low cost-of-supply liquids and LNG investments
  - ~50% reduction of lower-value North American dry gas[2]
- 2021 outlook ~3.7 Moebd, in line with 2020
- 2025 outlook flat versus 2021
  - Reduced 2021-2025 Capex by ~$40 billion
  - Permian Capex reduced by >40%
- ~40% of 2025 volumes from low cost-of-supply investments starting up after 2020
  - Guyana and Brazil investments unchanged

See Supplemental Information for footnotes and definitions.

38

UPSTREAM VOLUMES OUTLOOK

Focused on increasing value; flexible to adjust to market



PRODUCTION AND OPERATING CASH FLOW
Indexed to 2021, %
100
50
0
2021
2025
Production
Operating cash flow

- Strategy driven by improving portfolio competitiveness
  - Focusing on low cost-of-supply liquids and LNG investments
  - ~50% reduction of lower-value North American dry gas[2]
- 2021 outlook ~3.7 Moebd, in line with 2020
- 2025 outlook flat versus 2021
  - Reduced 2021-2025 Capex by ~$40 billion
  - Permian Capex reduced by >40%
- ~40% of 2025 volumes from low cost-of-supply investments starting up after 2020
  - Guyana and Brazil investments unchanged
- 2025 operating cash flow up ~20% versus 2021[3]

[3] Potential assuming $50/bbl Brent price adjusted for inflation from 2021.
See Supplemental Information for footnotes and definitions.

39

DOWNSTREAM & CHEMICALDOWNSTREAM & CHEMICAL

DOWNSTREAM STRATEGY RECONNECT 1 #1 in synthetic lubricants and basestocks; industry-leading integration SYNTHETIC LUBRICANTS VOLUMES 1.5x INDUSTRY Strategy Indexed to 2010, % 300 • Grow earnings from highly profitable Lubricants ExxonMobil • Improve Fuels competitiveness and resiliency − Deliver industry-leading manufacturing costs − Shift yield to more distillates, lubricants, and chemicals Industry 2020 results and plans • Lubricants delivers >$1 billion annual earnings • Fuels portfolio net cash margin improves 30% primarily 2 driven by conversion projects at advantaged sites • Structural efficiencies of ~$1.5 billion by year-end 2023 50 • Key growth markets contribute >$500 million annual 2010 2015 2020 2025 earnings potential by 2025 Source: Industry - Kline and Company (2019); ExxonMobil - ExxonMobil analysis. 41 See supplemental information for footnotes and definitions.DOWNSTREAM STRATEGY RECONNECT 1 #1 in synthetic lubricants and basestocks; industry-leading integration SYNTHETIC LUBRICANTS VOLUMES 1.5x INDUSTRY Strategy Indexed to 2010, % 300 • Grow earnings from highly profitable Lubricants ExxonMobil • Improve Fuels competitiveness and resiliency − Deliver industry-leading manufacturing costs − Shift yield to more distillates, lubricants, and chemicals Industry 2020 results and plans • Lubricants delivers >$1 billion annual earnings • Fuels portfolio net cash margin improves 30% primarily 2 driven by conversion projects at advantaged sites • Structural efficiencies of ~$1.5 billion by year-end 2023 50 • Key growth markets contribute >$500 million annual 2010 2015 2020 2025 earnings potential by 2025 Source: Industry - Kline and Company (2019); ExxonMobil - ExxonMobil analysis. 41 See supplemental information for footnotes and definitions.

CHEMICAL STRATEGY RECONNECT Meet increasing global demand for high-value products through advantaged investments 1 PERFORMANCE PRODUCTS DELIVERED GROWTH AT >4x GDP Strategy Indexed to 2010, % 350 ExxonMobil • Grow environmentally sustainable, high-value performance performance products to meet increasing demand products − Capacity additions through advantaged projects leveraging technology and scale 2020 results and plans Industry commodity chemicals 2 • Industry-leading earnings of $2 billion • Performance products growth of 5% in 2020; major projects to deliver 60% growth by 2027 Global GDP • Structural efficiencies supporting $1 billion cost reduction by year-end 2021 • Integrated optimization and advantaged feed flexibility 50 delivered ~$500 million earnings 2010 2015 2020 2025 See Supplemental Information for footnotes and definitions. 42CHEMICAL STRATEGY RECONNECT Meet increasing global demand for high-value products through advantaged investments 1 PERFORMANCE PRODUCTS DELIVERED GROWTH AT >4x GDP Strategy Indexed to 2010, % 350 ExxonMobil • Grow environmentally sustainable, high-value performance performance products to meet increasing demand products − Capacity additions through advantaged projects leveraging technology and scale 2020 results and plans Industry commodity chemicals 2 • Industry-leading earnings of $2 billion • Performance products growth of 5% in 2020; major projects to deliver 60% growth by 2027 Global GDP • Structural efficiencies supporting $1 billion cost reduction by year-end 2021 • Integrated optimization and advantaged feed flexibility 50 delivered ~$500 million earnings 2010 2015 2020 2025 See Supplemental Information for footnotes and definitions. 42

LEADING CHEMICAL BUSINESS Diversified and resilient portfolio delivers strong earnings growth An industry leader across the cycle #1 or #2 market position in >80% of Performance product development chemical product portfolio supports rapid sales growth 4 400% Polyethylene ExxonMobil Performance market position: #1 Total market position: #1 Fluids / plasticizer Market position: #1 Vistamaxx™ Propylene-based plastomer Market position: #1 Industry 2 200% Adhesions Market position: #1 IOC Synthetics Performance Market position: #1 polypropylene Performance TPV and butyl rubber polyethylene Market position: #1 0% 0 Aromatics 2010 2015 2020 2025 2010-2019 2020 Market position: #2 average 1 2 3 MARKET POSITION ANNUAL EARNINGS, Billion USD EXXONMOBIL SALES VOLUME, Indexed to 2010 See Supplemental Information for footnotes and definitions. 43LEADING CHEMICAL BUSINESS Diversified and resilient portfolio delivers strong earnings growth An industry leader across the cycle #1 or #2 market position in >80% of Performance product development chemical product portfolio supports rapid sales growth 4 400% Polyethylene ExxonMobil Performance market position: #1 Total market position: #1 Fluids / plasticizer Market position: #1 Vistamaxx™ Propylene-based plastomer Market position: #1 Industry 2 200% Adhesions Market position: #1 IOC Synthetics Performance Market position: #1 polypropylene Performance TPV and butyl rubber polyethylene Market position: #1 0% 0 Aromatics 2010 2015 2020 2025 2010-2019 2020 Market position: #2 average 1 2 3 MARKET POSITION ANNUAL EARNINGS, Billion USD EXXONMOBIL SALES VOLUME, Indexed to 2010 See Supplemental Information for footnotes and definitions. 43

INNOVATIVE PRODUCTS PROVIDE **CUSTOMER BENEFITS**

High-value products provide customer choices for lower emissions or improved efficiencies

HIGH-VALUE PRODUCTS MEET EVOLVING CUSTOMER NEEDS
Representative examples

PRODUCT / SECTOR	POTENTIAL BENEFITS[1]
Plastic packaging	54% lower lifecycle GHG emissions impact versus alternatives
Flexible film applications	Exceed™ XP enables up to 30% down gauging versus conventional plastics
Advanced recycling of plastic waste	To produce certified circular polymers with equivalent performance of virgin plastics
Polypropylene automotive application	Fuel efficiency improves 6-8% for a 10% reduction in vehicle weight
Synergy Diesel Efficient™	Improves average fuel economy by 2% versus diesel fuel without detergent additive[2]
Synthetic motor oil	Can improve fuel economy up to 2% versus conventional mineral engine oils
Wind turbine gear oil	Mobil SHC™ Gear 320 WT oil offers long oil drain interval with 10-year warranty

[2]Synergy Diesel Efficient™ assumes a 250 gallon tank and an average of 7 miles per gallon.
See Supplemental Information for footnotes and definitions.

44

PRODUCT MIX DELIVERS INCREASED VALUE

Proprietary technology enables product mix upgrade

DOWNSTREAM AND CHEMICAL PRODUCT MIX UPGRADE PLANS[1]
2027 volume change, indexed to 2017



-50%
0%
50%
Chemical
Performance products
commodity ++
Commodity
+$70/bbl
Lubricants
+$45/bbl
Diesel / Jet
+$14/bbl
Gasoline
+$9/bbl
Fuel oil
-$11/bbl
Feedstock
$/bbl
Refining

Product spreads versus average refining feedstock cost $/bbl[2]

- Grow Chemical performance product volume consistent with demand
- Highgrade refinery product mix
  - Reduce fuel oil and gasoline yield
- Proprietary technology enables:
  - Fuel oil to lubricant upgrade
  - New innovative chemical products

See Supplemental Information for footnotes and definitions.

45

FUTURE INVESTMENTS DELIVER **ROBUST RETURNS**

Advantaged investments focus on margin improvement and high-value product growth

FUTURE MAJOR DOWNSTREAM & CHEMICAL GROWTH PROJECTS DELIVER ~30% RETURN[1]

Refining product upgrades	
Permian crude venture	Connect advantaged Upstream with world-class U.S. Gulf Coast assets
Beaumont light crude	Process advantaged Permian crude
Fawley hydrofiner	Capture attractive local diesel market
Singapore resid upgrade	Upgrade bottoms to lubes and distillates

Chemical high-value performance product growth	
Corpus Christi complex	Leverage North America gas advantage
China complex	Enables access to key growth market
Baton Rouge polypropylene	Meet growing auto / durable demand
Baytown expansion	Sustain performance polyethylene and Vistamaxx™ growth

30% return[1]

EARNINGS FROM FUTURE MAJOR GROWTH PROJECTS DELIVER >$2 BILLION AT 10-YEAR LOW MARGINS[2]

Billion USD



5
0
10-year low margins
10-year average margins

See Supplemental Information for footnotes and definitions.

46

DELIVERING ON STRATEGIC PRIORITIES

Earnings growth through integration, cost reductions, and project portfolio

Leading 2020 Chemical earnings

~$2 billion

and nearly double 10-year industry-average earnings[1]

Structural efficiencies

$2.5 billion

combined Downstream and Chemical by year-end 2023

2020 Lubricants earnings

>$1 billion

industry-leading synthetic lubricants positon[2]

Major growth projects

>30% return[3]

resilient across the cycle with significant upside

- World-class Downstream and Chemical businesses with leading market positions
- Competitive cost structure supported by industry-leading integration platform
- Earnings growth driven by innovative, high-value products to meet increasing customer demand
- Attractive major projects resilient across market cycles

See Supplemental Information for footnotes and definitions.

47

FINANCIAL PLAN FINANCIAL PLAN

REAFFIRMING CAPITAL ALLOCATION PHILOSOPHY Maintaining flexibility to respond as markets evolve • Long-term capital allocation priorities remain − Invest in advantaged projects to drive cash flow − Maintain balance sheet strength − Provide reliable dividend • Flexibility to efficiently respond to market developments − Driving further structural cost reductions − Advancing flexible portfolio of high-return, cost-advantaged investments • Ability to preserve strong balance sheet and maintain dividend 49REAFFIRMING CAPITAL ALLOCATION PHILOSOPHY Maintaining flexibility to respond as markets evolve • Long-term capital allocation priorities remain − Invest in advantaged projects to drive cash flow − Maintain balance sheet strength − Provide reliable dividend • Flexibility to efficiently respond to market developments − Driving further structural cost reductions − Advancing flexible portfolio of high-return, cost-advantaged investments • Ability to preserve strong balance sheet and maintain dividend 49

DRIVING STRUCTURAL COST EFFICIENCIES Achieved ~$3 billion of structural reductions in 2020; $6 billion by 2023 CASH OPEX EXCLUDING ENERGY AND PRODUCTION TAXES Billion USD • Delivered on cost reduction objectives, outperforming revised plan 44 3 • Leveraged prior reorganizations to deliver structural reductions of ~$3 billion in 2020 41 39 39 38 3+ • Additional $3 billion of structural efficiencies through 2023 for a total of $6 billion versus 2019 34 34 2019 Structural Market / 2020 Structural Market / 2023 activity activity See Supplemental Information for definitions. 50DRIVING STRUCTURAL COST EFFICIENCIES Achieved ~$3 billion of structural reductions in 2020; $6 billion by 2023 CASH OPEX EXCLUDING ENERGY AND PRODUCTION TAXES Billion USD • Delivered on cost reduction objectives, outperforming revised plan 44 3 • Leveraged prior reorganizations to deliver structural reductions of ~$3 billion in 2020 41 39 39 38 3+ • Additional $3 billion of structural efficiencies through 2023 for a total of $6 billion versus 2019 34 34 2019 Structural Market / 2020 Structural Market / 2023 activity activity See Supplemental Information for definitions. 50

MAINTAINING INVESTMENT OPTIONALITY Demonstrated ability to adjust capital spending and preserve value CAPEX 2021–2025 Billion USD • 2021-2025 capital program optimized to current $20 - $25 market outlook Guidance: $16 - $19 20 Flexible • Investment strategy prioritizes highest-return opportunities • Robust economics across price scenarios 10 Less • Flexibility to adjust investments in response to flexible market conditions in any year 0 2021 2022 - 2025 average See Supplemental Information for definitions. 51MAINTAINING INVESTMENT OPTIONALITY Demonstrated ability to adjust capital spending and preserve value CAPEX 2021–2025 Billion USD • 2021-2025 capital program optimized to current $20 - $25 market outlook Guidance: $16 - $19 20 Flexible • Investment strategy prioritizes highest-return opportunities • Robust economics across price scenarios 10 Less • Flexibility to adjust investments in response to flexible market conditions in any year 0 2021 2022 - 2025 average See Supplemental Information for definitions. 51

CAPITAL ALLOCATION **PRIORITIES**

Leverage portfolio flexibility to sustain the dividend

2021 ESTIMATED SOURCES AND USES OF CASH[1,2,3]
Billion USD



By Brent price, with 10yr low Downstream & Chemical margins
$55/bbl
$50/bbl
$45/bbl
Guidance: $16 - $19
Flexible
Less flexible
Available cash from operations
Dividend
Capex

- Prioritizes Guyana, Brazil, Permian, and Chemical performance products
- Capital flexibility to maintain dividend at ~$45/bbl and 10-year low Downstream and Chemical margins
- Debt reduced at Brent > ~$50/bbl and 10-year low Downstream and Chemical margins
- Capital flexibility to maintain dividend at ~$35/bbl and average Downstream and Chemical margins in 2025[4]

See Supplemental Information for footnotes and definitions.

52

CASH FLOW **GROWTH**

Investments drive cash flow generation through the cycle

ESTIMATED AVAILABLE CASH FROM OPERATIONS[1,2]
Billion USD



40
30
20
10
0
Base
$50/bbl real Brent
and 10yr low
Downstream and
Chemical margins
Return to 10yr avg.
Downstream and
Chemical margins
Cash flow from start-
ups 2021—2025
Base
$50/bbl real Brent
and 10yr low
Downstream and
Chemical margins
2021
2025

- Cash flow growth driven by investment program and reduced cash operating expenses
- 2021—2025 project start-ups drive ~40% of 2025 cash flow
- High-return investments more than offset divestments and base decline

Brent price adjusted for inflation from 2021.
See Supplemental Information for footnotes and definitions.

53

CAPITAL ALLOCATION PRIORITIES Cumulative excess available cash generation of ~$30 billion through 2025 1,2,3 CUMULATIVE ESTIMATED SOURCES AND USES OF CASH (2021-2025) Billion USD • Investing in advantaged, low cost-of-supply Real Brent price projects drives strong, long-term free cash flow $55/bbl 200 $50/bbl • Portfolio covers dividend and capital program while Excess cash generating excess available cash at $50/bbl for debt reduction and increased distributions • Cumulative available cash increases by more than Less flexible 100 $15 billion at 10-year high Downstream and Chemical margins • Cumulative available cash increases by ~$3 billion for every $1/bbl increase in Brent price 0 Available cash Dividend Capex Excess available from operations cash Brent price adjusted for inflation from 2021. See Supplemental Information for footnotes and definitions. 54CAPITAL ALLOCATION PRIORITIES Cumulative excess available cash generation of ~$30 billion through 2025 1,2,3 CUMULATIVE ESTIMATED SOURCES AND USES OF CASH (2021-2025) Billion USD • Investing in advantaged, low cost-of-supply Real Brent price projects drives strong, long-term free cash flow $55/bbl 200 $50/bbl • Portfolio covers dividend and capital program while Excess cash generating excess available cash at $50/bbl for debt reduction and increased distributions • Cumulative available cash increases by more than Less flexible 100 $15 billion at 10-year high Downstream and Chemical margins • Cumulative available cash increases by ~$3 billion for every $1/bbl increase in Brent price 0 Available cash Dividend Capex Excess available from operations cash Brent price adjusted for inflation from 2021. See Supplemental Information for footnotes and definitions. 54

GROWING **EARNINGS**

Cost reductions and advantaged investments enhance earnings power across a range of prices / margins


EARNINGS GROWTH[1,2]
Billion USD
20
10
0
$50/bbl real Brent and 10yr low Downstream/ Chemical margins
Uplift to 10yr avg. Downstream and Chemical margins
Structural cash Opex reductions
Portfolio improvements
$55/bbl real Brent and 10yr high Downstream and Chemical margins
2021
2025

- Delivering structural cash Opex reductions across the corporation
- Investing in high-quality Upstream portfolio to improve profitability and offset decline
- Highgrading Downstream product yields with strategic investments
- Growing high-value Chemical performance products through advantaged projects

Brent price adjusted for inflation from 2021.
See Supplemental Information for footnotes and definitions.

55

CLOSING CLOSING

GROWING LONG-TERM SHAREHOLDER VALUE Progressing actions to highgrade portfolio and improve earnings and cash flow • Committed to delivering sustainable shareholder value • Competitively advantaged assets and investments drive strong cash flow to sustain dividend, reduce debt, and invest in the future • Significant cash Opex savings and flexible Capex resilient to price cycles • Focused on industry-leading safety, reliability, and environmental performance; executing plans to deliver aggressive 2025 emission reductions • Strategy leverages experience and competitive advantages to deliver value while transitioning to a lower-carbon future, consistent with the goals of the Paris Agreement 57GROWING LONG-TERM SHAREHOLDER VALUE Progressing actions to highgrade portfolio and improve earnings and cash flow • Committed to delivering sustainable shareholder value • Competitively advantaged assets and investments drive strong cash flow to sustain dividend, reduce debt, and invest in the future • Significant cash Opex savings and flexible Capex resilient to price cycles • Focused on industry-leading safety, reliability, and environmental performance; executing plans to deliver aggressive 2025 emission reductions • Strategy leverages experience and competitive advantages to deliver value while transitioning to a lower-carbon future, consistent with the goals of the Paris Agreement 57

SUPPLEMENTSUPPLEMENT

SOCIETY'S GLOBAL EMISSIONS FROM ALL SOURCES

Emissions need to reach net-zero by 2070 per the IPCC Lower 2°C Scenarios

GLOBAL EMISSIONS BY SOURCE AND SECTOR
49 GT/yr CO_2e


Agriculture Forestry Land use
Buildings
Transport
Power generation
Industry
All other
Landfills
Agriculture Forestry Land use
Coal
Oil & Natural gas
By sector
By source

- Human activities contribute to greenhouse gas (GHG) emissions
  - Energy used to light and warm homes
  - Materials for infrastructure and consumer goods
  - Food for health and nourishment
  - Changes to land and forestry
- Oil and natural gas use contributes ~1/3 of global GHG emissions

Source: (left) IPCC Fifth Assessment Report Climate Change 2014: Mitigation of Climate Change, page 9; (right) ExxonMobil analysis of IPCC Fifth Assessment reports and Fourth Assessment reports.
See Supplemental Information for definitions.

59

HIGH-RETURN INVESTMENTS PERMIAN Midland Basin 1 2 DAILY DRILLING LATERAL FEET FRAC STAGES PER DAY DRILLING AND COMPLETION COSTS >60% 60% Improvement 170% 170% 100% Improvement >30% Improvement 0% 70% 70% 2018 2019 2020 2018 2019 2020 2018 2019 2020 Data indexed to 2018. See Supplemental Information for footnotes and definitions. 60HIGH-RETURN INVESTMENTS PERMIAN Midland Basin 1 2 DAILY DRILLING LATERAL FEET FRAC STAGES PER DAY DRILLING AND COMPLETION COSTS >60% 60% Improvement 170% 170% 100% Improvement >30% Improvement 0% 70% 70% 2018 2019 2020 2018 2019 2020 2018 2019 2020 Data indexed to 2018. See Supplemental Information for footnotes and definitions. 60

HIGH-RETURN INVESTMENTS PERMIAN Midland Basin Continued year-on-year improvement; positive early results from cube development 1 MIDLAND AVERAGE WELL OIL PRODUCTION RATES (365 DAYS) MIDLAND AVERAGE WELL CUMULATIVE OIL PRODUCTION Bbl/d Kbbl 700 180 2020 2019 2018 27 well cube 0 0 Months 0 6 12 ExxonMobil Source: Peer range - IHS Markit; ExxonMobil - ExxonMobil analysis Source: ExxonMobil analysis See Supplemental Information for footnotes and definitions. 61HIGH-RETURN INVESTMENTS PERMIAN Midland Basin Continued year-on-year improvement; positive early results from cube development 1 MIDLAND AVERAGE WELL OIL PRODUCTION RATES (365 DAYS) MIDLAND AVERAGE WELL CUMULATIVE OIL PRODUCTION Bbl/d Kbbl 700 180 2020 2019 2018 27 well cube 0 0 Months 0 6 12 ExxonMobil Source: Peer range - IHS Markit; ExxonMobil - ExxonMobil analysis Source: ExxonMobil analysis See Supplemental Information for footnotes and definitions. 61

CORPUS CHRISTI **CHEMICAL COMPLEX**

Achieving industry-leading cycle times at industry-low unit development costs

CORPUS CHRISTI FURNACE MODULES DELIVERED IN 2020



SCHEDULE PERFORMANCE[1]
Average project duration (U.S.)


ExxonMobil
Industry

COST PERFORMANCE[1]
Average complex $k/T (U.S.)


ExxonMobil
Industry

- World's first fully modularized chemical complex
  - 1.8 Mta steam cracker; largest under construction
  - World-scale polyethylene and ethylene glycol units
- Project execution capturing market efficiencies
  - Delivering at <75% industry average cost
  - Ahead of schedule with 4Q21 start up activities
- At full capacity delivers >$500 million per year in earnings on 10-year average chemical margins[2]
  - Leverages integrated Permian feedstock advantage

See Supplemental Information for footnotes.

62

CHEMICAL **SUSTAINABILITY**

Developing technology to help address plastic waste and improve the efficient use of resources

ISCC — International Sustainability & Carbon Certification

Received ISCC+ certification for circular polymers resulting from advanced recycling operations based on mass balance approach

Performance Polymers[1]
Developing products that help protect food, improve recyclability, and lower lifecycle GHG impacts vs. alternatives

ALLIANCE TO END PLASTIC WASTE

Founding member. Alliance focused on developing safe, scalable, and economically viable solutions to help end plastic waste in the environment



Raw materials
Manufacturing
Plastic
Converters
Brands
Consumers
Waste
Waste-to-energy
Landfill
Litter
Vistamaxx™
Enables increased use of recycled material in end-use products
Conventional recycling
Transforming difficult-to-recycle waste into products
Advanced recycling

Baytown integrated site trial
Completed initial phase of a plant trial to test proprietary advanced recycling process for producing certified circular polymers cyclyx

Formed joint venture with Agilyx to aggregate and pre-process plastic waste to enable increased recycling

See Supplemental Information for footnotes and definitions.

63

SUPPLEMENTAL INFORMATION IMPORTANT INFORMATION AND ASSUMPTIONS REGARDING CERTAIN FORWARD-LOOKING STATEMENTS. Forward-looking statements contained in this presentation regarding the potential for future earnings, cash flow, margins, ROCE, returns, rate of return, addressable markets, available cash from operations, operating cash flow, cash operating expenses, net cash margin, free cash, free cash flow, and resource potential are not forecasts of actual future results. These figures are provided to help quantify the potential future results and goals of currently-contemplated management plans and objectives including new project investments, plans to replace natural decline in Upstream production with low-cost volumes, plans to increase sales in our Downstream and Chemical segments and to shift our Downstream product mix toward higher-value products, continued highgrading of ExxonMobil’s portfolio through our ongoing asset management program, both announced and continuous initiatives to improve efficiencies and reduce costs, capital expenditures and cash management, and other efforts within management’s control to impact future results as discussed in this presentation. These figures are intended to quantify for illustrative purposes management’s view of the potentials for these efforts over the time periods shown, calculated on a basis consistent with our internal modelling assumptions for factors such as working capital, as well as factors management does not control, such as interest, differentials, and exchange rates. For all price point comparisons, unless otherwise indicated, we assume $50/bbl Brent crude prices. Unless otherwise specified, crude prices are Brent prices. Except where noted, natural gas prices used are consistent with management’s internal price assumptions for the relevant natural gas markets relative to the crude price for a given case. All crude and natural gas prices for future years are adjusted for inflation from 2021. Downstream and Chemical margins reflect annual historical averages for the 10-year period from 2010—2019 unless otherwise stated. These prices are not intended to reflect management’s forecasts for future prices or the prices we use for internal planning purposes. We have assumed that other factors such as laws and regulations, including tax and environmental laws, and fiscal regimes remain consistent with current conditions for the relevant periods. This presentation does not attempt to model potential COVID-19 outbreaks or recoveries beyond historical pricing. Unless otherwise indicated, asset sales and proceeds are consistent with our internal planning. For future periods, we have assumed Corporate & Financing expenses between $2.1 and $2.7 billion annually. To illustrate future financial capacity, we have used scenarios of Corporate & Financing expenses that reflect the estimated potential debt levels under those scenarios. Outlook for Corporate & Financing expenses for the first quarter 2021 is expected to be approximately $700 million. ExxonMobil-operated emissions, reductions and avoidance performance data are based on a combination of measured and estimated data using best available information. Calculations are based on industry standards and best practices, including guidance from the American Petroleum Institute (API) and IPIECA. The uncertainty associated with the emissions, reductions and avoidance performance data depends on variation in the processes and operations, the availability of sufficient data, the quality of those data and methodology used for measurement and estimation. Changes to the performance data may be reported as updated data and/or emission methodologies become available. ExxonMobil works with industry, including API and IPIECA, to improve emission factors and methodologies. Emissions, reductions and avoidance estimates from non- ExxonMobil operated facilities are included in the equity data and similarly may be updated as changes to the performance data are reported. The data includes XTO Energy performance beginning in 2011. See the Cautionary Statement at the front of this presentation for additional information regarding forward-looking statements. 64SUPPLEMENTAL INFORMATION IMPORTANT INFORMATION AND ASSUMPTIONS REGARDING CERTAIN FORWARD-LOOKING STATEMENTS. Forward-looking statements contained in this presentation regarding the potential for future earnings, cash flow, margins, ROCE, returns, rate of return, addressable markets, available cash from operations, operating cash flow, cash operating expenses, net cash margin, free cash, free cash flow, and resource potential are not forecasts of actual future results. These figures are provided to help quantify the potential future results and goals of currently-contemplated management plans and objectives including new project investments, plans to replace natural decline in Upstream production with low-cost volumes, plans to increase sales in our Downstream and Chemical segments and to shift our Downstream product mix toward higher-value products, continued highgrading of ExxonMobil’s portfolio through our ongoing asset management program, both announced and continuous initiatives to improve efficiencies and reduce costs, capital expenditures and cash management, and other efforts within management’s control to impact future results as discussed in this presentation. These figures are intended to quantify for illustrative purposes management’s view of the potentials for these efforts over the time periods shown, calculated on a basis consistent with our internal modelling assumptions for factors such as working capital, as well as factors management does not control, such as interest, differentials, and exchange rates. For all price point comparisons, unless otherwise indicated, we assume $50/bbl Brent crude prices. Unless otherwise specified, crude prices are Brent prices. Except where noted, natural gas prices used are consistent with management’s internal price assumptions for the relevant natural gas markets relative to the crude price for a given case. All crude and natural gas prices for future years are adjusted for inflation from 2021. Downstream and Chemical margins reflect annual historical averages for the 10-year period from 2010—2019 unless otherwise stated. These prices are not intended to reflect management’s forecasts for future prices or the prices we use for internal planning purposes. We have assumed that other factors such as laws and regulations, including tax and environmental laws, and fiscal regimes remain consistent with current conditions for the relevant periods. This presentation does not attempt to model potential COVID-19 outbreaks or recoveries beyond historical pricing. Unless otherwise indicated, asset sales and proceeds are consistent with our internal planning. For future periods, we have assumed Corporate & Financing expenses between $2.1 and $2.7 billion annually. To illustrate future financial capacity, we have used scenarios of Corporate & Financing expenses that reflect the estimated potential debt levels under those scenarios. Outlook for Corporate & Financing expenses for the first quarter 2021 is expected to be approximately $700 million. ExxonMobil-operated emissions, reductions and avoidance performance data are based on a combination of measured and estimated data using best available information. Calculations are based on industry standards and best practices, including guidance from the American Petroleum Institute (API) and IPIECA. The uncertainty associated with the emissions, reductions and avoidance performance data depends on variation in the processes and operations, the availability of sufficient data, the quality of those data and methodology used for measurement and estimation. Changes to the performance data may be reported as updated data and/or emission methodologies become available. ExxonMobil works with industry, including API and IPIECA, to improve emission factors and methodologies. Emissions, reductions and avoidance estimates from non- ExxonMobil operated facilities are included in the equity data and similarly may be updated as changes to the performance data are reported. The data includes XTO Energy performance beginning in 2011. See the Cautionary Statement at the front of this presentation for additional information regarding forward-looking statements. 64

SUPPLEMENTAL INFORMATION NON-GAAP AND OTHER MEASURES. With respect to historical periods, reconciliation information is provided in the Frequently Used Terms available on the Investor page of our website at www.exxonmobil.com under the heading News & Resources for certain terms used in this presentation including available cash from operations, operating cash flow, cash operating expense, net cash margin, free cash and free cash flow. For future periods, we are unable to provide a reconciliation of forward-looking non-GAAP or other measures to the most comparable GAAP financial measures because the information needed to reconcile these measures is dependent on future events, many of which are outside management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with our accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated in a manner consistent with the relevant definitions and assumptions noted above. DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS. Available cash from operations. Available cash from operations provides an indication of cash flow available to fund shareholder distributions, capex, and debt reduction and is calculated as the sum of (1) net cash provided by operating activities and (2) net cash used in investing activities, both from the Consolidated statement of cash flows, and (3) capital and exploration expenditures. It includes estimated proceeds from asset sales net of forgone cash flows from divested assets. This measure is useful when evaluating total sources of cash available, including from equity companies, for uses such as capital and exploration expenditures and financing activities, including debt reduction and shareholder distributions. Cash operating expenses (cash Opex, structural efficiencies, or structural reductions). Cash operating expenses are a subset of total operating costs that are stewarded internally to support management’s oversight of spending over time. This measure is useful for investors to understand the Corporation’s efforts to optimize cash through disciplined expense management. For information concerning the calculation and reconciliation of cash operating expenses see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Flexible Capex. Flexible Capex includes those investments with minimal costs or value loss to defer expenditures, such as investments in short cycle businesses like unconventionals, projects that have not commenced or are early in construction and with limited penalty to pause. Less-flexible Capex. Less flexible Capex includes projects conducted for safety, environmental and regulatory reasons, projects already in execution with penalties or loss of value associated with pausing, and investments made in order to retain rights or options for potential future investment. Free cash. Free cash is operating cash flow less capital investment. This measure is useful when approximating contributions to cash available for financing activities, applied to the Upstream business. Free cash flow. Free cash flow is cash flow from operations and asset sales less additions to property, plant and equipment, and additional investments and advances, plus other investing activities, including collection of advances. This measure is useful when evaluating cash available for financing activities, including shareholder distributions, after investment in the business. For information concerning the calculation and reconciliation of free cash flow see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. 65SUPPLEMENTAL INFORMATION NON-GAAP AND OTHER MEASURES. With respect to historical periods, reconciliation information is provided in the Frequently Used Terms available on the Investor page of our website at www.exxonmobil.com under the heading News & Resources for certain terms used in this presentation including available cash from operations, operating cash flow, cash operating expense, net cash margin, free cash and free cash flow. For future periods, we are unable to provide a reconciliation of forward-looking non-GAAP or other measures to the most comparable GAAP financial measures because the information needed to reconcile these measures is dependent on future events, many of which are outside management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with our accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated in a manner consistent with the relevant definitions and assumptions noted above. DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS. Available cash from operations. Available cash from operations provides an indication of cash flow available to fund shareholder distributions, capex, and debt reduction and is calculated as the sum of (1) net cash provided by operating activities and (2) net cash used in investing activities, both from the Consolidated statement of cash flows, and (3) capital and exploration expenditures. It includes estimated proceeds from asset sales net of forgone cash flows from divested assets. This measure is useful when evaluating total sources of cash available, including from equity companies, for uses such as capital and exploration expenditures and financing activities, including debt reduction and shareholder distributions. Cash operating expenses (cash Opex, structural efficiencies, or structural reductions). Cash operating expenses are a subset of total operating costs that are stewarded internally to support management’s oversight of spending over time. This measure is useful for investors to understand the Corporation’s efforts to optimize cash through disciplined expense management. For information concerning the calculation and reconciliation of cash operating expenses see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Flexible Capex. Flexible Capex includes those investments with minimal costs or value loss to defer expenditures, such as investments in short cycle businesses like unconventionals, projects that have not commenced or are early in construction and with limited penalty to pause. Less-flexible Capex. Less flexible Capex includes projects conducted for safety, environmental and regulatory reasons, projects already in execution with penalties or loss of value associated with pausing, and investments made in order to retain rights or options for potential future investment. Free cash. Free cash is operating cash flow less capital investment. This measure is useful when approximating contributions to cash available for financing activities, applied to the Upstream business. Free cash flow. Free cash flow is cash flow from operations and asset sales less additions to property, plant and equipment, and additional investments and advances, plus other investing activities, including collection of advances. This measure is useful when evaluating cash available for financing activities, including shareholder distributions, after investment in the business. For information concerning the calculation and reconciliation of free cash flow see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. 65

SUPPLEMENTAL INFORMATION DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS, CONTINUED Lower 2°C scenarios. The Intergovernmental Panel on Climate Change (IPCC) published a Special Report on “Global Warming of 1.5°C” and identified 74 scenarios as “Lower 2ºC,” which are pathways limiting peak warming to below 2ºC during the entire 21st century with greater than 66 percent likelihood. Net cash margin ($/bbl input). Net cash margin, following Solomon Associate’s definition, is defined as gross margin at a standard price set for feeds and products, less normalized operating costs on a unit basis, expressed as $/bbl of total input. Operating cash flow. Operating Cash Flow is earnings plus depreciation and depletion, including non-controlling interests and abandonment spend, plus asset sales proceeds. Where applicable, pro-rata equity company earnings are net of depreciation and depletion. This measure is useful when approximating contributions to cash available for investment and financing activities excluding working capital impacts, applied to the Upstream business. Operating costs (Opex). Operating costs are the costs during the period to produce, manufacture, and otherwise prepare the company’s products for sale – including energy, staffing, and maintenance costs. They exclude the cost of raw materials, taxes, and interest expense and are on a before-tax basis. While ExxonMobil’s management is responsible for all revenue and expense elements of net income, operating costs, as defined above, represent the expenses most directly under management’s control, and therefore are useful for investors and ExxonMobil management in evaluating management’s performance. For information concerning the calculation and reconciliation of operating costs see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Performance product. Refers to Chemical products that provide differentiated performance for multiple applications through enhanced properties versus commodity alternatives and bring significant additional value to customers and end-users. Project. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. Resources, resource base, and recoverable resources. Along with similar terms, these refer to the total remaining estimated quantities of oil and natural gas that are expected to be ultimately recoverable. ExxonMobil refers to new discoveries and acquisitions of discovered resources as resource additions. The resource base includes quantities of oil and natural gas classified as proved reserves, as well as, quantities that are not yet classified as proved reserves, but that are expected to be ultimately recoverable. The term “resource base” or similar terms is not intended to correspond to SEC definitions such as “probable” or “possible” reserves. The term “in-place” refers to those quantities of oil and natural gas estimated to be contained in known accumulations and includes recoverable and unrecoverable amounts. 66SUPPLEMENTAL INFORMATION DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS, CONTINUED Lower 2°C scenarios. The Intergovernmental Panel on Climate Change (IPCC) published a Special Report on “Global Warming of 1.5°C” and identified 74 scenarios as “Lower 2ºC,” which are pathways limiting peak warming to below 2ºC during the entire 21st century with greater than 66 percent likelihood. Net cash margin ($/bbl input). Net cash margin, following Solomon Associate’s definition, is defined as gross margin at a standard price set for feeds and products, less normalized operating costs on a unit basis, expressed as $/bbl of total input. Operating cash flow. Operating Cash Flow is earnings plus depreciation and depletion, including non-controlling interests and abandonment spend, plus asset sales proceeds. Where applicable, pro-rata equity company earnings are net of depreciation and depletion. This measure is useful when approximating contributions to cash available for investment and financing activities excluding working capital impacts, applied to the Upstream business. Operating costs (Opex). Operating costs are the costs during the period to produce, manufacture, and otherwise prepare the company’s products for sale – including energy, staffing, and maintenance costs. They exclude the cost of raw materials, taxes, and interest expense and are on a before-tax basis. While ExxonMobil’s management is responsible for all revenue and expense elements of net income, operating costs, as defined above, represent the expenses most directly under management’s control, and therefore are useful for investors and ExxonMobil management in evaluating management’s performance. For information concerning the calculation and reconciliation of operating costs see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Performance product. Refers to Chemical products that provide differentiated performance for multiple applications through enhanced properties versus commodity alternatives and bring significant additional value to customers and end-users. Project. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. Resources, resource base, and recoverable resources. Along with similar terms, these refer to the total remaining estimated quantities of oil and natural gas that are expected to be ultimately recoverable. ExxonMobil refers to new discoveries and acquisitions of discovered resources as resource additions. The resource base includes quantities of oil and natural gas classified as proved reserves, as well as, quantities that are not yet classified as proved reserves, but that are expected to be ultimately recoverable. The term “resource base” or similar terms is not intended to correspond to SEC definitions such as “probable” or “possible” reserves. The term “in-place” refers to those quantities of oil and natural gas estimated to be contained in known accumulations and includes recoverable and unrecoverable amounts. 66

SUPPLEMENTAL INFORMATION DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS, CONTINUED Return on average capital employed (ROCE). ROCE is a performance measure ratio. From the perspective of the business segments, ROCE is annual business segment earnings divided by average business segment capital employed (average of beginning and end-of-year amounts). These segment earnings include ExxonMobil’s share of segment earnings of equity companies, consistent with our capital employed definition, and exclude the cost of financing. The Corporation’s total ROCE is net income attributable to ExxonMobil, excluding the after-tax cost of financing, divided by total corporate average capital employed. The Corporation has consistently applied its ROCE definition for many years and views it as the best measure of historical capital productivity in our capital-intensive, long-term industry, both to evaluate management’s performance and to demonstrate to shareholders that capital has been used wisely over the long term. Additional measures, which are more cash-flow based, are used to make investment decisions. For information concerning the calculation and reconciliation of ROCE see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Returns, rate of return, IRR. Unless referring specifically to external data, references to returns, rate of return, IRR, and similar terms mean future discounted cash flow returns on future capital investments based on current company estimates. Investment returns exclude prior exploration and acquisition costs. Stated Policies Scenario (STEPS). STEPS is an IEA scenario in their World Energy Outlook 2020 based on today’s policy settings and an assumption that the COVID-19 pandemic is brought under control in 2021. 67SUPPLEMENTAL INFORMATION DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS, CONTINUED Return on average capital employed (ROCE). ROCE is a performance measure ratio. From the perspective of the business segments, ROCE is annual business segment earnings divided by average business segment capital employed (average of beginning and end-of-year amounts). These segment earnings include ExxonMobil’s share of segment earnings of equity companies, consistent with our capital employed definition, and exclude the cost of financing. The Corporation’s total ROCE is net income attributable to ExxonMobil, excluding the after-tax cost of financing, divided by total corporate average capital employed. The Corporation has consistently applied its ROCE definition for many years and views it as the best measure of historical capital productivity in our capital-intensive, long-term industry, both to evaluate management’s performance and to demonstrate to shareholders that capital has been used wisely over the long term. Additional measures, which are more cash-flow based, are used to make investment decisions. For information concerning the calculation and reconciliation of ROCE see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Returns, rate of return, IRR. Unless referring specifically to external data, references to returns, rate of return, IRR, and similar terms mean future discounted cash flow returns on future capital investments based on current company estimates. Investment returns exclude prior exploration and acquisition costs. Stated Policies Scenario (STEPS). STEPS is an IEA scenario in their World Energy Outlook 2020 based on today’s policy settings and an assumption that the COVID-19 pandemic is brought under control in 2021. 67

SUPPLEMENTAL INFORMATION OTHER INFORMATION. All references to production rates, project capacity, resource size, and acreage are on a gross basis, unless otherwise noted. This presentation includes a number of third party scenarios such as the 74 Lower 2°C scenarios, made available through the IPCC SR 1.5 scenario explorer data, and the IEA’s Stated Policies Scenario as well as the IEA’s Sustainable Development Scenario. These third party scenarios reflect the modeling assumptions and outputs of their respective authors, not ExxonMobil, and their use and inclusion herein is not an endorsement by ExxonMobil of their likelihood or probability. The analysis done by ExxonMobil on the IPCC Lower 2°C scenarios and the representation thereof aims to reflect the average or trends across a wide range of pathways. Where data was not or insufficiently available, further analysis was done to enable a more granular view on trends within these IPCC Lower 2°C scenarios. ExxonMobil has business relationships with thousands of customers, suppliers, governments, and others. For convenience and simplicity, words such as venture, joint venture, partnership, co-venturer, operated by others, and partner are used to indicate business and other relationships involving common activities and interests, and those words may not indicate precise legal relationships. Competitor data is based on publicly available information and, where estimated or derived, done so on a consistent basis with ExxonMobil data. Future competitor data, unless otherwise noted, is taken from publicly available statements or disclosures by that competitor and has not been independently verified by ExxonMobil or any third party. We note that certain competitors report financial information under accounting standards other than U.S. GAAP (i.e., IFRS). 68SUPPLEMENTAL INFORMATION OTHER INFORMATION. All references to production rates, project capacity, resource size, and acreage are on a gross basis, unless otherwise noted. This presentation includes a number of third party scenarios such as the 74 Lower 2°C scenarios, made available through the IPCC SR 1.5 scenario explorer data, and the IEA’s Stated Policies Scenario as well as the IEA’s Sustainable Development Scenario. These third party scenarios reflect the modeling assumptions and outputs of their respective authors, not ExxonMobil, and their use and inclusion herein is not an endorsement by ExxonMobil of their likelihood or probability. The analysis done by ExxonMobil on the IPCC Lower 2°C scenarios and the representation thereof aims to reflect the average or trends across a wide range of pathways. Where data was not or insufficiently available, further analysis was done to enable a more granular view on trends within these IPCC Lower 2°C scenarios. ExxonMobil has business relationships with thousands of customers, suppliers, governments, and others. For convenience and simplicity, words such as venture, joint venture, partnership, co-venturer, operated by others, and partner are used to indicate business and other relationships involving common activities and interests, and those words may not indicate precise legal relationships. Competitor data is based on publicly available information and, where estimated or derived, done so on a consistent basis with ExxonMobil data. Future competitor data, unless otherwise noted, is taken from publicly available statements or disclosures by that competitor and has not been independently verified by ExxonMobil or any third party. We note that certain competitors report financial information under accounting standards other than U.S. GAAP (i.e., IFRS). 68

SUPPLEMENTAL **INFORMATION**

Slide 13

1) Total Addressable Market figures: ExxonMobil analysis of IPCC SR 1.5 scenario explorer data on Lower 2°C scenarios for CO2, H2, Biofuels, and Fuels. Volumes and prices in 2040 in the Lower 2°C scenarios were used, where available, to calculate an estimate of the market revenue. For H2, the highest and lowest outliers for market revenue in the Lower 2°C scenarios were excluded. For Chemicals, ExxonMobil analysis of current market data from Statista 2020 Report on Chemical Industry Worldwide, and the IEA Sustainable Development Scenario data for petrochemical feedstock growth to 2040.
2) IEA CCUS in Clean Energy Transitions Report (2020).
3) Oil and gas percentage of energy mix – IPCC SR 1.5 scenario explorer data on Lower 2°C scenarios; depletion – ExxonMobil analysis of IEA and IHS data.

Slide 14

1) $2 trillion addressable market and projected growth: ExxonMobil analysis of IPCC SR 1.5 scenario explorer data on Lower 2°C scenarios. For CO_2, volumes and prices in 2020 and 2040 in the Lower 2°C scenarios were used, where available, to calculate an estimate of the market revenue and corresponding annual growth.
2) Global CCS Institute. Data updated as of April 2020 and based on cumulative anthropogenic carbon dioxide capture volume. Anthropogenic CO_2, for the purposes of this calculation, means CO_2 that without carbon capture and storage would have been emitted to the atmosphere, including, but not limited to: reservoir CO_2 from gas fields; CO_2 emitted during production and CO_2 emitted during combustion. It does not include natural CO_2 produced solely for enhanced oil recovery.
3) ExxonMobil analysis. Ranking estimate of CO_2 pipelines is based on pipeline capacity.
4) ExxonMobil analysis. Ranking estimate of CO_2 geologic storage is based on anthropogenic CO_2; storage for natural CO_2 produced and anthropogenic CO_2 captured for enhanced oil recovery is excluded.

Slide 16

1) National Petroleum Council report. Financial assumptions include 12% internal rate of return (after tax).
2) U.S. EV tax credit: ExxonMobil analysis based on EV tax credit (www.fueleconomy.gov/feg/taxevb.shtml) and emission factors for vehicles from www.EIA.gov and other sources. 2040 IPCC Lower 2°C carbon price details: ExxonMobil analysis of IPCC SR 1.5 scenario explorer data on lower 2°C scenarios. California Low Carbon Fuel Credit: (https://ww2.arb.ca.gov/resources/documents/lcfs-credit-clearance-market). U.S. 45Q Tax credit: (https://www.irs.gov/pub/irs-drop/td-9944.pdf), p. 141.
3) ExxonMobil analysis based on IEA World Energy Outlook 2020.
4) IPCC Fifth Assessment report assessed increase in societal costs to achieve a 2°C outcome without CCS.

Slide 18

1) $1 trillion market and projected growth: ExxonMobil analysis of IPCC SR 1.5 scenario explorer data on Lower 2°C scenarios. For H_2, volumes and prices in 2020 and 2040 in the Lower 2°C scenarios were used, where available, to calculate an estimate of the market revenue and corresponding annual growth. For H_2 the highest and lowest outliers for market revenue in the Lower 2°C scenarios were excluded.
2) IEA (2020), Energy Technology Perspectives 2020, IEA, Paris https://www.iea.org/reports/energy-technology-perspectives-2020.

69

SUPPLEMENTAL **INFORMATION**

Slide 19

1) Global CO_2 emissions: Global Carbon Budget 2020; Friedlingstein et al (2020); including energy-related and cement processing CO_2 emissions.
2) Paris submissions: estimated based on 2016 Nationally Determined Contributions.
3) Emission reduction plans announced in December 2020 include a 15 to 20 percent reduction in greenhouse gas intensity of upstream operations by 2025 compared to 2016 levels. This will be supported by a 40 to 50 percent reduction in methane intensity and 35 to 45 percent reduction in flaring intensity. The 2025 emissions reduction plans are expected to reduce absolute greenhouse gas emissions of Upstream operations by an estimated 30 percent and absolute flaring and methane emissions by 40 to 50 percent. Plans cover Scope 1 and Scope 2 emissions for assets operated by the company by the end of 2025, consistent with approved corporate plans.

Slide 20

1) Represents investments since 2000 and currently identified future investment opportunities through 2025, consistent with past practice, results, and announced plans.
2) ExxonMobil GHG emissions, absolute (operated CO_2-equivalent Scope 1 & 2) from 2016—2019.
3) Emission reduction plans announced in December 2020 include a 15 to 20 percent reduction in greenhouse gas intensity of upstream operations by 2025 compared to 2016 levels. This will be supported by a 40 to 50 percent reduction in methane intensity and 35 to 45 percent reduction in flaring intensity. The 2025 emissions reduction plans are expected to reduce absolute greenhouse gas emissions of Upstream operations by an estimated 30 percent and absolute flaring and methane emissions by 40 to 50 percent. Plans cover Scope 1 and Scope 2 emissions for assets operated by the company by the end of 2025, consistent with approved corporate plans.
4) Global CCS Institute. Data updated as of April 2020 and based on cumulative anthropogenic carbon dioxide capture volume. Anthropogenic CO_2, for the purposes of this calculation, means CO_2 that without carbon capture and storage would have been emitted to the atmosphere, including, but not limited to: reservoir CO_2 from gas fields; CO_2 emitted during production and CO_2 emitted during combustion. It does not include natural CO_2 produced solely for enhanced oil recovery. Tree statistic calculated with U.S. EPA GHG equivalency calculator.
5) All-time, based on total wind and solar power purchase agreements signed from BloombergNEF download Feb 22, 2021.

Slide 21

1) IEA World Energy Outlook 2020 Annex A.5, investment data.

Slide 22

1) Lost-time injuries and illness rate (incidents per 200,000 work hours).
2) 2025 Available cash from operations assumes Downstream and Chemical margins at the average of the annual margins from 2010—2019. See definitions on page 65.
3) Any decisions on future dividend levels is at the discretion of the Board of Directors.
4) Includes projects that bring on new volumes. Breakeven based on cost-of-supply to generate a minimum 10 percent return on a money-forward basis.
5) Projected improvement 2017—2027, including all disclosed major projects, and executed and planned portfolio management.

70

SUPPLEMENTAL **INFORMATION**

Slide 24
1) Includes projects that bring on new volumes. Breakeven based on cost-of-supply to generate a minimum 10 percent return on a money-forward basis.
2) Consideration as of effective date excluding contingent consideration.
3) Emission reduction plans announced in December 2020 include a 15 to 20 percent reduction in greenhouse gas intensity of Upstream operations compared to 2016 levels supported by a corporate-wide 40 to 50 percent reduction in methane intensity and 35 to 45 percent reduction in flaring intensity. Plans cover Scope 1 and Scope 2 emissions, and are expected to result in a 30 percent reduction in absolute Upstream greenhouse gas emissions from assets operated by the Company by the end of 2025.

Slide 25
1) Includes projects that bring on new volumes. Breakeven based on cost-of-supply to generate a minimum 10 percent return on a money-forward basis.
2) At IHS Markit price forecast (December 2020).

Slide 26
1) Comparison of ExxonMobil estimates of greenhouse gas intensity (tonnes of CO_2e per 100 tonnes of production) for Guyana and average of Upstream assets, on an operated basis, in 2025 based on approved corporate plans.
2) On page.
3) Money-forward basis.

Slide 29
1) Net resource. Includes Midland, Delaware and minor conventional operations in the Central Basin Platform.
2) Comparison of greenhouse gas intensity (tonnes of CO_2-equivalent per 100 tonnes of production) for ExxonMobil operated Unconventional assets for 2025 versus 2016. 2025 estimate is based on approved corporate plans.
3) ExxonMobil analysis at 8 percent discount rate at $50/bbl Brent price in 2021 dollars.
4) On page.
5) Money-forward basis.
6) Corporate objective is to set pace of investment resulting in positive annual free cash, industry-leading capital efficiency, and achieving double-digit returns at <$35/bbl. See page 65 for definition of free cash.

Slide 30
1) Net resource. Includes Midland, Delaware and minor conventional operations in the Central Basin Platform.

Slide 31
1) ExxonMobil internal analysis at 8 percent discount rate at $50/bbl Brent price in 2021 dollars.

Slide 32
1) Spud to rig-release days.
2) Drilling and completion costs per lateral foot.
3) Field operations, well work and energy expense per oil-equivalent barrel; operated business only.

Slide 33
1) Core New Mexico development; 2020 wells include those in production for 180 days.

Slide 35
1) Comparison of ExxonMobil estimates of greenhouse gas intensity (tonnes of CO_2-equivalent per 100 tonnes of production) for Brazil Bacalhau and average of Upstream assets, on an equity basis, in 2025 based on approved corporate plans.
2) On page.
3) Money-forward basis excluding acquisition cost.

Slide 36
1) WoodMackenzie data as of January 2021 and ExxonMobil analysis.
2) Net cost.

71

SUPPLEMENTAL **INFORMATION**

Slide 37

1) Based on 2018 greenhouse gas intensity (tonnes of CO_2-equivalent per 100 tonnes of LNG produced) of the PNG liquefaction facility compared to 2018 industry performance (2018 LNG liquefaction benchmarking study completed by Phillip Townsend and Associates Inc.).
2) On page.
3) Money-forward, weighted-average basis.

Slides 38 and 39

1) Money-forward basis.
2) 2025 non-associated gas production versus 2021.
3) On page 39.

Slide 41

1) Synthetic lubricants - Kline and Company (2019) and ExxonMobil analysis. Basestocks - ExxonMobil assessment of publically available sources, internally generated observations, and/or 3rd party consulting services. Industry-leading integration - S&P Global Platts.
2) Projected improvement 2017—2027, including all disclosed major projects, and executed and planned portfolio management.

Slide 42

1) GDP - ExxonMobil's 2019 Outlook for Energy; commodity chemicals demand - IHS Markit World Analysis for Polyethylene, Polypropylene, and Paraxylene. ExxonMobil performance product sales - ExxonMobil analysis. ExxonMobil forecast post-2020.
2) Industry-leading earnings - Chemicals Industry Benchmark Group comprised of 11 of the top 20 global ethylene producers where public information for segment earnings estimate is disclosed, and ExxonMobil estimates for fourth quarter 2020 where public information was not available. Group includes ExxonMobil Chemical Company, Dow Inc., Sinopec Chemicals Segment, LyondellBasell Industries N.V., Royal Dutch Shell Chemicals Segment, Chevron Phillips Chemical Company, INEOS Group Ltd, Braskem, SABIC, BASF Chemicals Segment, and Reliance Petrochemicals Segment.

Slide 43

1) IHS Markit 2020 Capacity Ranking data and ExxonMobil estimates based on available data.
2) Leading Chemical business - chemicals industry benchmark group comprised of 11 of the top 20 global ethylene producers where public information for segment earnings estimate is disclosed. ExxonMobil estimates for fourth quarter 2020 where public information was not available. Group includes ExxonMobil Chemical Company, Dow Inc., Sinopec Chemicals Segment, LyondellBasell Industries N.V., Royal Dutch Shell Chemicals Segment, Chevron Phillips Chemical Company, INEOS Group Ltd, Braskem, SABIC, BASF Chemicals Segment, and Reliance Petrochemicals Segment. Industry bar in chart excludes ExxonMobil Chemical Company.
3) ExxonMobil forecast post-2020.

72

SUPPLEMENTAL **INFORMATION**

Slide 44

1) Product benefits:
   Plastic packaging - per April 2018 report of Franklin Associates; US; Max Decomp.; Figure 4-1; Impacts as defined in Chapter 4.7: Global Warming Potential (GWP) results, and indexed to the alternatives as a group (including steel; aluminum; glass; paper-based packaging; fiber-based textiles; and wood). Source: https://plastics.americanchemistry.com/Reports-and-Publications/LCA-of-Plastic-Packaging-Compared-to-Substitutes.pdf;
   Flexible film applications - Based on performance of specific ExxonMobil Exceed™ XP grades versus conventional polyethylene in flexible packaging applications.
   Polypropylene Automotive Application - Source: DOE statement: https://www.energy.gov/eere/vehicles/lightweight-materials-cars-and-trucks
   Synergy Diesel Efficient™ - Synergy Diesel Efficient™ improves fuel economy by 2 percent versus diesel fuel without detergent additive and assumes a 250 gallon tank and an average of 7 miles per gallon. Source: ExxonMobil.com https://www.exxon.com/en/synergy-diesel-efficient-passenger
   Synthetic motor oil - Source: ExxonMobil analysis
   Mobil SHC ™ Gear 320WT - Source: Performance profile at https://www.mobil.com/en/lubricants/for-businesses/industrial/lubricants/products/mobil-shc-gear-320-wt
2) On page.

Slide 45

1) Shows 2027 expected volume indexed to 2017. Product mix upgrade plans include Downstream and Chemical announced/completed conversions, all disclosed major projects, and executed portfolio management.
2) Product spreads based on 2010–2019 average versus refining feedstock cost.

Slide 46

1) Return based on 2021 money-forward, remaining Capex-weighted basis, for listed growth projects in 2027 at full capacity across Downstream and Chemical using 2010–2019 annual average margins.
2) Collective annual earnings generated by listed Downstream and Chemical projects in 2027 at full capacity based on 2010–2019 low and average annual margins.

Slide 47

1) Chemical earnings - chemicals industry benchmark group comprised of 11 of the top 20 global ethylene producers where public information for segment earnings estimate is disclosed. Estimates for fourth quarter 2020 where public information was not available. Group includes ExxonMobil Chemical Company, Dow Inc., Sinopec Chemicals Segment, LyondellBasell Industries N.V., Royal Dutch Shell Chemicals Segment, Chevron Phillips Chemical Company, INEOS Group Ltd, Braskem, SABIC, BASF Chemicals Segment, and Reliance Petrochemicals Segment. Industry bar in chart excludes ExxonMobil Chemical Company.
2) Industry-leading synthetic lubricants - Kline and Company (2019) and ExxonMobil analysis.
3) Major project returns - return based on 2021 money-forward basis for listed growth projects in 2027 at full capacity across Downstream and Chemical using 2010–2019 annual average margins.

73

SUPPLEMENTAL **INFORMATION**

Slide 52
1) See definition of Available cash from operations on page 65.
2) 2021 Available cash from operations assumes Downstream and Chemical margins at 10-year annual lows from 2010–2019.
3) Any decisions on future dividend levels is at the discretion of the Board of Directors. This chart assumes dividends per share are held flat relative to 4Q20 levels.
4) 10-year average Downstream and Chemical margins refer to the average of annual margins from 2010–2019.

Slide 53
1) See definition of Available cash from operations on page 65.
2) 10-year low Downstream and Chemical margins refer to annual lows from 2010–2019. 10-year average Downstream and Chemical margins refer to the average of annual margins from 2010–2019.

Slide 54
1) See definition of Available cash from operations on page 65.
2) Any decisions on future dividend levels is at the discretion of the Board of Directors. This chart assumes dividends per share are held flat relative to 4Q20 levels.
3) Available cash from operations based on 10-year low Downstream and Chemical margins in 2021 and 10-year average Downstream and Chemical margins from 2022–2025. 10-year low Downstream and Chemical margins refer to annual lows from 2010–2019. 10-year average Downstream and Chemical margins refer to the average of annual margins from 2010–2019.

Slide 55
1) 10-year high and low Downstream and Chemical margins refer to annual highs and lows from 2010–2019. 10-year average Downstream and Chemical margins refer to the average of annual margins from 2010–2019.
2) Portfolio improvements include uplift from new projects in Downstream and Chemical, uplift, base decline and nominal price inflation from Upstream, mix, yield and marketing impacts, and corporate and financial impacts.

Slide 60
1) Spud to rig-release days.
2) Drilling and completion costs per lateral foot.

Slide 61
1) 2020 wells includes those in production for 180 days.

Slide 62
1) Cost and schedule benchmarked against recent comparable announced U.S. cracker projects. Sources: Public announcements (industry) and ExxonMobil estimates (ExxonMobil).
2) Chemical margins refer to the average of annual margins from 2010–2019.

Slide 63
1) Performance polymers - per April 2018 Franklin report.

74

FREQUENTLY USED TERMS Listed below are definitions of several of ExxonMobil’s key business and financial performance measures and other terms. These definitions are provided to facilitate understanding of the terms and their calculation. In the case of financial measures that we believe constitute “non-GAAP financial measures” under Securities and Exchange Commission Regulation G, we provide a reconciliation to the most comparable Generally Accepted Accounting Principles (GAAP) measure and other information required by that rule. Total shareholder return (TSR) • Measures the change in value of an investment in stock over a specified period of time, assuming dividend reinvestment. We calculate shareholder return over a particular measurement period by: dividing (1) the sum of (a) the cumulative value of dividends received during the measurement period, assuming reinvestment, plus (b) the difference between the stock price at the end and at the beginning of the measurement period; by (2) the stock price at the beginning of the measurement period. For this purpose, we assume dividends are reinvested in stock at market prices at approximately the same time actual dividends are paid. Shareholder return is usually quoted on an annualized basis. Capital and exploration expenditures (Capex) • Represents the combined total of additions at cost to property, plant and equipment, and exploration expenses on a before-tax basis from the Consolidated statement of income. ExxonMobil’s Capex includes its share of similar costs for equity companies. Capex excludes assets acquired in nonmonetary exchanges, the value of ExxonMobil shares used to acquire assets, and depreciation on the cost of exploration support equipment and facilities recorded to property, plant and equipment when acquired. While ExxonMobil’s management is responsible for all investments and elements of net income, particular focus is placed on managing the controllable aspects of this group of expenditures. Returns, rate of return, IRR • Unless referring specifically to external data, references to returns, rate of return, IRR, and similar terms mean future discounted cash flow returns on future capital investments based on current company estimates. Investment returns exclude prior exploration and acquisition costs. Heavy oil and oil sands • Heavy oil includes heavy oil, extra heavy oil, and bitumen, as defined by the World Petroleum Congress in 1987 based on American Petroleum Institute (API) gravity and viscosity at reservoir conditions. Heavy oil has an API gravity between 10 and 22.3 degrees. The API gravity of extra heavy oil and bitumen is less than 10 degrees. Extra heavy oil has a viscosity less than 10,000 centipoise, whereas the viscosity of bitumen is greater than 10,000 centipoise. The term “oil sands” is used to indicate heavy oil (generally bitumen) that is recovered in a mining operation. Divestments • Divestments represent the unadjusted sale price specified in the applicable contract of sale as of the effective date for asset divestiture agreements which the corporation or one of its affiliates has executed since January 1, 2019. Actual final sale price and cash proceeds may differ in amount and timing from the divestment value depending on applicable contract terms. Leverage • Leverage is defined as “net debt/(net debt + market capitalization).” Project • The term “project” can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. Proved reserves • Proved reserve figures are determined in accordance with SEC definitions. Resources, resource base, and recoverable resources • Along with similar terms, refer to the total remaining estimated quantities of oil and natural gas that are expected to be ultimately recoverable. ExxonMobil refers to new discoveries and acquisitions of discovered resources as resource additions. The resource base includes quantities of oil and natural gas classified as proved reserves, as well as quantities that are not yet classified as proved reserves, but that are expected to be ultimately recoverable. The term “resource base” or similar terms are not intended to correspond to SEC definitions such as “probable” or “possible” reserves. The term “in-place” refers to those quantities of oil and natural gas estimated to be contained in known accumulations and includes recoverable and unrecoverable amounts. 1FREQUENTLY USED TERMS Listed below are definitions of several of ExxonMobil’s key business and financial performance measures and other terms. These definitions are provided to facilitate understanding of the terms and their calculation. In the case of financial measures that we believe constitute “non-GAAP financial measures” under Securities and Exchange Commission Regulation G, we provide a reconciliation to the most comparable Generally Accepted Accounting Principles (GAAP) measure and other information required by that rule. Total shareholder return (TSR) • Measures the change in value of an investment in stock over a specified period of time, assuming dividend reinvestment. We calculate shareholder return over a particular measurement period by: dividing (1) the sum of (a) the cumulative value of dividends received during the measurement period, assuming reinvestment, plus (b) the difference between the stock price at the end and at the beginning of the measurement period; by (2) the stock price at the beginning of the measurement period. For this purpose, we assume dividends are reinvested in stock at market prices at approximately the same time actual dividends are paid. Shareholder return is usually quoted on an annualized basis. Capital and exploration expenditures (Capex) • Represents the combined total of additions at cost to property, plant and equipment, and exploration expenses on a before-tax basis from the Consolidated statement of income. ExxonMobil’s Capex includes its share of similar costs for equity companies. Capex excludes assets acquired in nonmonetary exchanges, the value of ExxonMobil shares used to acquire assets, and depreciation on the cost of exploration support equipment and facilities recorded to property, plant and equipment when acquired. While ExxonMobil’s management is responsible for all investments and elements of net income, particular focus is placed on managing the controllable aspects of this group of expenditures. Returns, rate of return, IRR • Unless referring specifically to external data, references to returns, rate of return, IRR, and similar terms mean future discounted cash flow returns on future capital investments based on current company estimates. Investment returns exclude prior exploration and acquisition costs. Heavy oil and oil sands • Heavy oil includes heavy oil, extra heavy oil, and bitumen, as defined by the World Petroleum Congress in 1987 based on American Petroleum Institute (API) gravity and viscosity at reservoir conditions. Heavy oil has an API gravity between 10 and 22.3 degrees. The API gravity of extra heavy oil and bitumen is less than 10 degrees. Extra heavy oil has a viscosity less than 10,000 centipoise, whereas the viscosity of bitumen is greater than 10,000 centipoise. The term “oil sands” is used to indicate heavy oil (generally bitumen) that is recovered in a mining operation. Divestments • Divestments represent the unadjusted sale price specified in the applicable contract of sale as of the effective date for asset divestiture agreements which the corporation or one of its affiliates has executed since January 1, 2019. Actual final sale price and cash proceeds may differ in amount and timing from the divestment value depending on applicable contract terms. Leverage • Leverage is defined as “net debt/(net debt + market capitalization).” Project • The term “project” can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. Proved reserves • Proved reserve figures are determined in accordance with SEC definitions. Resources, resource base, and recoverable resources • Along with similar terms, refer to the total remaining estimated quantities of oil and natural gas that are expected to be ultimately recoverable. ExxonMobil refers to new discoveries and acquisitions of discovered resources as resource additions. The resource base includes quantities of oil and natural gas classified as proved reserves, as well as quantities that are not yet classified as proved reserves, but that are expected to be ultimately recoverable. The term “resource base” or similar terms are not intended to correspond to SEC definitions such as “probable” or “possible” reserves. The term “in-place” refers to those quantities of oil and natural gas estimated to be contained in known accumulations and includes recoverable and unrecoverable amounts. 1

Frequently Used Terms, continued Volume effects • Entitlements – net interest are changes to ExxonMobil’s share of production volumes caused by non-operational changes to volume-determining factors. These factors consist of net interest changes specified in Production Sharing Contracts (PSCs) which typically occur when cumulative investment returns or production volumes achieve defined thresholds, changes in equity upon achieving pay-out in partner investment carry situations, equity redeterminations as specified in venture agreements, or as a result of the termination or expiry of a concession. Once a net interest change has occurred, it typically will not be reversed by subsequent events, such as lower crude oil prices. Volume effects • Entitlements – price, spend and other are changes to ExxonMobil’s share of production volumes resulting from temporary changes to non-operational volume- determining factors. These factors include changes in oil and gas prices or spending levels from one period to another. According to the terms of contractual arrangements or government royalty regimes, price or spending variability can increase or decrease royalty burdens and/or volumes attributable to ExxonMobil. For example, at higher prices, fewer barrels are required for ExxonMobil to recover its costs. These effects generally vary from period to period with field spending patterns or market prices for oil and natural gas. Such factors can also include other temporary changes in net interest as dictated by specific provisions in production agreements. Volume effects • Government Mandates are changes to ExxonMobil’s sustainable production levels due to temporary non-operational production limits imposed by governments, generally upon a sector, type, or method of production. Volume effects • Divestments are reductions in ExxonMobil’s production arising from commercial arrangements to fully or partially reduce equity in a field or asset in exchange for financial or other economic consideration. Volume effects • Growth and other factors comprise all other operational and non-operational factors not covered by the above definitions that may affect volumes attributable to ExxonMobil. Such factors include, but are not limited to, production enhancements from project and work program activities, acquisitions including additions from asset exchanges, downtime, market demand, natural field decline, and any fiscal or commercial terms that do not affect entitlements. 2Frequently Used Terms, continued Volume effects • Entitlements – net interest are changes to ExxonMobil’s share of production volumes caused by non-operational changes to volume-determining factors. These factors consist of net interest changes specified in Production Sharing Contracts (PSCs) which typically occur when cumulative investment returns or production volumes achieve defined thresholds, changes in equity upon achieving pay-out in partner investment carry situations, equity redeterminations as specified in venture agreements, or as a result of the termination or expiry of a concession. Once a net interest change has occurred, it typically will not be reversed by subsequent events, such as lower crude oil prices. Volume effects • Entitlements – price, spend and other are changes to ExxonMobil’s share of production volumes resulting from temporary changes to non-operational volume- determining factors. These factors include changes in oil and gas prices or spending levels from one period to another. According to the terms of contractual arrangements or government royalty regimes, price or spending variability can increase or decrease royalty burdens and/or volumes attributable to ExxonMobil. For example, at higher prices, fewer barrels are required for ExxonMobil to recover its costs. These effects generally vary from period to period with field spending patterns or market prices for oil and natural gas. Such factors can also include other temporary changes in net interest as dictated by specific provisions in production agreements. Volume effects • Government Mandates are changes to ExxonMobil’s sustainable production levels due to temporary non-operational production limits imposed by governments, generally upon a sector, type, or method of production. Volume effects • Divestments are reductions in ExxonMobil’s production arising from commercial arrangements to fully or partially reduce equity in a field or asset in exchange for financial or other economic consideration. Volume effects • Growth and other factors comprise all other operational and non-operational factors not covered by the above definitions that may affect volumes attributable to ExxonMobil. Such factors include, but are not limited to, production enhancements from project and work program activities, acquisitions including additions from asset exchanges, downtime, market demand, natural field decline, and any fiscal or commercial terms that do not affect entitlements. 2

Frequently Used Terms, continued CASH FLOW FROM OPERATIONS AND ASSET SALES 2020 2019 2018 (millions of dollars) Net cash provided by operating activities 14,668 29,716 36,014 Proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments 999 3,692 4,123 Cash flow from operations and asset sales 15,667 33,408 40,137 Cash flow from operations and asset sales is the sum of the net cash provided by operating activities and proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments from the Consolidated statement of cash flows. This cash flow reflects the total sources of cash from both operating the Corporation’s assets and from the divesting of assets. The Corporation employs a long-standing and regular disciplined review process to ensure all assets are contributing to the Corporation’s strategic objectives. Assets are divested when they are no longer meeting these objectives or are worth considerably more to others. Because of the regular nature of this activity, we believe it is useful for investors to consider proceeds associated with asset sales together with cash provided by operating activities when evaluating cash available for investment in the business and financing activities, including shareholder distributions. 3Frequently Used Terms, continued CASH FLOW FROM OPERATIONS AND ASSET SALES 2020 2019 2018 (millions of dollars) Net cash provided by operating activities 14,668 29,716 36,014 Proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments 999 3,692 4,123 Cash flow from operations and asset sales 15,667 33,408 40,137 Cash flow from operations and asset sales is the sum of the net cash provided by operating activities and proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments from the Consolidated statement of cash flows. This cash flow reflects the total sources of cash from both operating the Corporation’s assets and from the divesting of assets. The Corporation employs a long-standing and regular disciplined review process to ensure all assets are contributing to the Corporation’s strategic objectives. Assets are divested when they are no longer meeting these objectives or are worth considerably more to others. Because of the regular nature of this activity, we believe it is useful for investors to consider proceeds associated with asset sales together with cash provided by operating activities when evaluating cash available for investment in the business and financing activities, including shareholder distributions. 3

Frequently Used Terms, continued

OPERATING COSTS AND CASH OPERATING EXPENSES

(millions of dollars)

	2020	2019	2018
Reconciliation of operating costs			
From ExxonMobil's Consolidated statement of income			
Total costs and other deductions	**210,385**	244,882	259,259
Less:			
Crude oil and product purchases	**94,007**	143,801	156,172
Interest expense	**1,158**	830	766
Other taxes and duties	**26,122**	30,525	32,663
Subtotal	**89,098**	69,726	69,658
ExxonMobil's share of equity company expenses	**8,292**	9,088	9,569
Total operating costs	**97,390**	78,814	79,227
Components of operating costs			
From ExxonMobil's Consolidated statement of income			
Production and manufacturing expenses	**30,431**	36,826	36,682
Selling, general and administrative expenses	**10,168**	11,398	11,480
Depreciation and depletion (includes impairments)	**46,009**	18,998	18,745
Exploration expenses, including dry holes	**1,285**	1,269	1,466
Non-service pension and postretirement benefit expense	**1,205**	1,235	1,285
Subtotal	**89,098**	69,726	69,658
ExxonMobil's share of equity company expenses	**8,292**	9,088	9,569
Total operating costs	**97,390**	78,814	79,227
Cash operating expenses (cash opex)			
Total operating costs	**97,390**	78,814	79,227
Less:			
Depreciation and depletion (includes impairments)	**46,009**	18,998	18,745
Non-service pension and postretirement benefit expense	**1,205**	1,235	1,285
Other adjustments (includes equity company depreciation and depletion)	**3,561**	3,575	2,897
Total cash operating expenses (cash opex)	**46,615**	55,006	56,300
Upstream cash operating expenses	**19,294**	23,483	23,594
Downstream cash operating expenses	**16,035**	18,924	19,707
Chemical cash operating expenses	**9,667**	11,331	11,457
Corporate and Financing cash operating expenses	**1,619**	1,268	1,542
Total cash operating expenses (cash opex)	**46,615**	55,006	56,300

Operating costs are the costs during the period to produce, manufacture, and otherwise prepare the company's products for sale – including energy, staffing, and maintenance costs. They exclude the cost of raw materials, taxes, and interest expense and are on a before-tax basis. While ExxonMobil's management is responsible for all revenue and expense elements of net income, operating costs, as defined above, represent the expenses most directly under management's control, and therefore are useful for investors and ExxonMobil management in evaluating management's performance.

Cash operating expenses (cash opex) are a subset of total operating costs that are stewarded internally to support management's oversight of spending over time. This measure is useful for investors to understand the Corporation's efforts to optimize cash through disciplined expense management.

4

Frequently Used Terms, continued

FREE CASH FLOW

(millions of dollars)	2020	2019	2018
Net cash provided by operating activities	14,668	29,716	36,014
Additions to property, plant and equipment	(17,282)	(24,361)	(19,574)
Proceeds associated with sales of subsidiaries, property, plant and equipment, and sales and returns of investments	999	3,692	4,123
Additional investments and advances	(4,857)	(3,905)	(1,981)
Other investing activities including collection of advances	2,681	1,490	986
Free cash flow	(3,791)	6,632	19,568

Free cash flow is cash flow from operations and asset sales less additions to property, plant and equipment, and additional investments and advances, plus other investing activities, including collection of advances. This measure is useful when evaluating cash available for financing activities, including shareholder distributions, after investment in the business.

DISTRIBUTIONS TO SHAREHOLDERS

(millions of dollars)	2020	2019	2018
Dividends paid to ExxonMobil shareholders	14,865	14,652	13,798
Cost of shares acquired to reduce shares outstanding	–	–	–
Distributions to ExxonMobil shareholders	14,865	14,652	13,798
Memo: Gross cost of shares acquired to offset shares or units settled in shares issued under benefit plans and programs	405	594	626

The Corporation distributes cash to shareholders in the form of both dividends and share purchases. Shares are acquired to reduce shares outstanding and offset shares or units settled in shares issued in conjunction with company benefit plans and programs. For purposes of calculating distributions to shareholders, the Corporation only includes the cost of those shares acquired to reduce shares outstanding.

CAPITAL EMPLOYED AT YEAR END

(millions of dollars)	2020	2019	2018
Business uses: asset and liability perspective			
Total assets	332,750	362,597	346,196
Less liabilities and noncontrolling interests share of assets and liabilities			
Total current liabilities excluding notes and loans payable	(35,905)	(43,411)	(39,880)
Total long-term liabilities excluding long-term debt	(65,075)	(73,328)	(69,992)
Noncontrolling interests share of assets and liabilities	(8,773)	(8,839)	(7,958)
Add ExxonMobil share of debt-financed equity company net assets	4,140	3,906	3,914
Total capital employed	227,137	240,925	232,280
Total corporate sources: debt and equity perspective			
Notes and loans payable	20,458	20,578	17,258
Long-term debt	47,182	26,342	20,538
ExxonMobil share of equity	157,150	191,650	191,794
Less noncontrolling interests share of total debt	(1,793)	(1,551)	(1,224)
Add ExxonMobil share of equity company debt	4,140	3,906	3,914
Total capital employed	227,137	240,925	232,280

Capital employed is a measure of net investment. When viewed from the perspective of how the capital is used by the businesses, it includes ExxonMobil's net share of property, plant and equipment, and other assets, less liabilities, excluding both short-term and long-term debt. When viewed from the perspective of the sources of capital employed in total for the Corporation, it includes ExxonMobil's share of total debt and equity. Both of these views include ExxonMobil's share of amounts applicable to equity companies, which the Corporation believes should be included to provide a more comprehensive measure of capital employed.

5

Frequently Used Terms, continued

RETURN ON AVERAGE CAPITAL EMPLOYED (ROCE)

(millions of dollars)	**2020**	2019	2018
Net income attributable to ExxonMobil	**(22,440)**	14,340	20,840
Financing costs (after tax)			
Gross third-party debt	**(1,272)**	(1,075)	(912)
ExxonMobil share of equity companies	**(182)**	(207)	(192)
All other financing costs – net	**666**	141	498
Total financing costs	**(788)**	(1,141)	(606)
Earnings excluding financing costs	**(21,652)**	15,481	21,446
Average capital employed	**234,031**	236,603	232,374
Return on average capital employed – corporate total	**(9.3%)**	6.5%	9.2%

ROCE is a performance measure ratio. From the perspective of the business segments, ROCE is annual business segment earnings divided by average business segment capital employed (average of beginning and end-of-year amounts). These segment earnings include ExxonMobil's share of segment earnings of equity companies, consistent with our capital employed definition, and exclude the cost of financing. The Corporation's total ROCE is net income attributable to ExxonMobil, excluding the after-tax cost of financing, divided by total corporate average capital employed. The Corporation has consistently applied its ROCE definition for many years and views it as the best measure of historical capital productivity in our capital-intensive, long-term industry, both to evaluate management's performance and to demonstrate to shareholders that capital has been used wisely over the long term. Additional measures, which are more cash-flow based, are used to make investment decisions. See page 7 for segment information relevant to ROCE.

6

Frequently Used Terms, continued

AVERAGE CAPITAL EMPLOYED[1] BY BUSINESS

(millions of dollars)	2020	2019	2018
Upstream			
United States	**65,780**	72,152	69,981
Non-U.S.	**107,506**	107,271	107,893
Total	**173,286**	179,423	177,874
Downstream			
United States	**11,472**	9,515	8,725
Non-U.S.	**18,682**	18,518	17,015
Total	**30,154**	28,033	25,740
Chemical			
United States	**14,436**	13,196	12,171
Non-U.S.	**17,600**	18,113	18,249
Total	**32,036**	31,309	30,420
Corporate and Financing	**(1,445)**	(2,162)	(1,660)
Corporate total	**234,031**	236,603	232,374
Average capital employed applicable to equity companies included above	**42,232**	40,322	38,150

[1] Average capital employed is the average of beginning-of-year and end-of-year business segment capital employed, including ExxonMobil's share of amounts applicable to equity companies.

RETURN ON AVERAGE CAPITAL EMPLOYED BY BUSINESS

(percent)	2020	2019	2018
Upstream			
United States	**(29.5)**	0.7	2.5
Non-U.S.	**(0.6)**	13.0	11.4
Total	**(11.6)**	8.0	7.9
Downstream			
United States	**(7.4)**	18.0	33.9
Non-U.S.	**(1.2)**	3.3	17.9
Total	**(3.6)**	8.3	23.3
Chemical			
United States	**8.8**	1.6	13.5
Non-U.S.	**3.9**	2.1	9.4
Total	**6.1**	1.9	11.0
Corporate and Financing	**N.A.**	N.A.	N.A.
Corporate total	**(9.3)**	6.5	9.2

7

Frequently Used Terms, continued

FUNCTIONAL EARNINGS[1]

(millions of dollars)

	2020 quarters						
Earnings (Loss) (U.S. GAAP)	First	Second	Third	Fourth	**2020**	2019	2018
Upstream							
United States	(704)	(1,197)	(681)	(16,803)	**(19,385)**	536	1,739
Non-U.S.	1,240	(454)	298	(1,729)	**(645)**	13,906	12,340
Total	536	(1,651)	(383)	(18,532)	**(20,030)**	14,442	14,079
Downstream							
United States	(101)	(101)	(136)	(514)	**(852)**	1,717	2,962
Non-U.S.	(510)	1,077	(95)	(697)	**(225)**	606	3,048
Total	(611)	976	(231)	(1,211)	**(1,077)**	2,323	6,010
Chemical							
United States	288	171	357	461	**1,277**	206	1,642
Non-U.S.	(144)	296	304	230	**686**	386	1,709
Total	144	467	661	691	**1,963**	592	3,351
Corporate and Financing	(679)	(872)	(727)	(1,018)	**(3,296)**	(3,017)	(2,600)
Net income (loss) attributable to ExxonMobil (U.S. GAAP)	(610)	(1,080)	(680)	(20,070)	**(22,440)**	14,340	20,840

[1] Unless indicated, references to earnings and Upstream, Downstream, Chemical, and Corporate and Financing segment earnings are ExxonMobil's share after excluding amounts attributable to noncontrolling interests.

8

Frequently Used Terms, continued TOTAL TAXES INCLUDING SALES-BASED TAXES 2020 2019 2018 (millions of dollars) Income taxes (5,632) 5,282 9,532 Total other taxes and duties 28,425 33,186 35,230 Total taxes 22,793 38,468 44,762 Sales-based taxes 16,281 20,679 21,750 Total taxes including sales-based taxes 39,074 59,147 66,512 Total taxes including sales-based taxes is a broader indicator of the total tax burden on the Corporation’s products and earnings, including certain sales and value-added taxes imposed on and concurrent with revenue-producing transactions with customers and collected on behalf of governmental authorities (“sales-based taxes”). It combines “Income taxes” and “Total other taxes and duties” with sales-based taxes, which are reported net in the income statement. We believe it is useful for the Corporation and its investors to understand the total tax burden imposed on the Corporation’s products and earnings. 1 PP&E ADDS/INVESTMENTS & ADVANCES 2020 2019 2018 (millions of dollars) Additions to property, plant and equipment 17,282 24,361 19,574 Additional investments and advances 4,857 3,905 1,981 ) Other investing activities including collection of advances (2,681 (1,490) (986) PP&E Adds/Investments & Advances 19,458 26,776 20,569 1 PP&E adds/investments & advances derived from the Consolidated statement of cash flows. 9Frequently Used Terms, continued TOTAL TAXES INCLUDING SALES-BASED TAXES 2020 2019 2018 (millions of dollars) Income taxes (5,632) 5,282 9,532 Total other taxes and duties 28,425 33,186 35,230 Total taxes 22,793 38,468 44,762 Sales-based taxes 16,281 20,679 21,750 Total taxes including sales-based taxes 39,074 59,147 66,512 Total taxes including sales-based taxes is a broader indicator of the total tax burden on the Corporation’s products and earnings, including certain sales and value-added taxes imposed on and concurrent with revenue-producing transactions with customers and collected on behalf of governmental authorities (“sales-based taxes”). It combines “Income taxes” and “Total other taxes and duties” with sales-based taxes, which are reported net in the income statement. We believe it is useful for the Corporation and its investors to understand the total tax burden imposed on the Corporation’s products and earnings. 1 PP&E ADDS/INVESTMENTS & ADVANCES 2020 2019 2018 (millions of dollars) Additions to property, plant and equipment 17,282 24,361 19,574 Additional investments and advances 4,857 3,905 1,981 ) Other investing activities including collection of advances (2,681 (1,490) (986) PP&E Adds/Investments & Advances 19,458 26,776 20,569 1 PP&E adds/investments & advances derived from the Consolidated statement of cash flows. 9

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a preliminary proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Preliminary Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Preliminary Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Preliminary Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Preliminary Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.